[Graphic Omitted]


                                              ---------------------------
                                              REPUBLIC
                                              NEW YORK TAX-FREE BOND FUND

                                              REPUBLIC
                                              EQUITY FUND

                                              REPUBLIC
                                              BOND FUND

                                              REPUBLIC
                                              OVERSEAS EQUITY FUND

                                              REPUBLIC
                                              OPPORTUNITY FUND



---------------
[Logo]
---------------
REPUBLIC
---------------                                           SEMI-ANNUAL REPORT
FAMILY OF FUNDS                                           APRIL 30, 1998
---------------

REPUBLIC FUNDS
SEMI-ANNUAL REPORT - APRIL 30, 1998

TABLE OF CONTENTS
                                                                  PAGE
                                                                  ----
President's Message ...........................................      1
Commentary from the Investment Adviser ........................      2

REPUBLIC FUNDS
REPUBLIC NEW YORK TAX-FREE BOND FUND AND REPUBLIC EQUITY FUND
Schedules of Investments ......................................      7
Statements of Assets and Liabilities ..........................     17
Statements of Operations ......................................     19
Statements of Changes in Net Assets ...........................     20

REPUBLIC BOND FUND, REPUBLIC OVERSEAS EQUITY FUND AND
REPUBLIC OPPORTUNITY FUND
Statements of Assets and Liabilities ..........................     22
Statements of Operations ......................................     23
Statements of Changes in Net Assets ...........................     24
Notes to Financial Statements .................................     27
Financial Highlights ..........................................     37

REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC INTERNATIONAL EQUITY PORTFOLIO, REPUBLIC SMALL CAP EQUITY PORTFOLIO
Schedules of Investments ......................................     49
Statements of Assets and Liabilities ..........................     77
Statements of Operations ......................................     78
Statements of Changes in Net Assets ...........................     79
Notes to Financial Statements .................................     82
Financial Highlights ..........................................     89

PRESIDENT'S MESSAGE

                                                                       June 1998

DEAR SHAREHOLDER:

    We are very pleased to present you with the semi-annual reports for the Republic Funds for the six months ended April 30, 1998. In this report we have provided you with a commentary from the Investment Adviser, Republic National Bank of New York.

    We hope you find this commentary and accompanying financial summaries informative and as always we would be delighted to hear from you to answer any questions you might have or provide you with additional information.

    Financial statements and portfolio holdings for the Republic Funds for the six months ended April 30, 1998 also follow. We look forward to servicing your financial needs and appreciate your continued support.

                                       Respectfully submitted,

                                   /s/ Walter B. Grimm
                                       Walter B. Grimm
                                       President

COMMENTARY FROM THE INVESTMENT ADVISER -
REPUBLIC NATIONAL BANK OF NEW YORK

U.S. ECONOMIC REVIEW
The U.S. economy sustained its rapid expansion during the first six months of the fiscal year 1998, providing the foundation for a further extension of favorable performance in financial markets. Despite expectations at year end that falling export demand from Asia would quickly translate into slower U.S. growth, GDP expanded at an annualized 4.0 to 4.5% for the first six months. The catalysts for strong growth have been the strength in domestic consumption and business fixed investment. Inflation remains tame with little prospect of a flare-up. Although labor markets remain tight, higher wages are not being passed on to consumers in the form of higher prices. Falling raw materials and commodities prices, especially oil, combined with intense global competition, have helped offset labor related price pressure. Judging from the producer price index, which continued to fall during the six month period, the inflation outlook should remain favorable for the balance of the fiscal year.

GLOBAL ECONOMIC REVIEW
The dominant theme for the improving economies of Europe is the countdown to the commencement of the European Monetary Union (EMU) in January 1999. Eleven countries are slated to join and have achieved remarkable progress in their quest to meet EMU criteria over the past few years in the form of lower inflation, lower interest rates and shrinking budget deficits. Should they succeed, and the political will appears to support that outcome, the combined countries will have a GDP roughly the size of the U.S., all under one currency. However, there are still many hurdles to be addressed that could postpone or even derail implementation.

The Japanese economy was further weakened by troubles in the banking system. Moody's recently revised its outlook on Japan's debt rating from stable to negative. Japan is still searching for a viable economic stimulus plan that will find some measure of credibility with financial markets. Foreign exchange traders registered their disappointment with the latest plan by selling yen. After falling to near 136Y/$, Japanese monetary authorities were forced to support their currency by selling dollars.

MARKET ENVIRONMENT
U.S. stocks continued their climb upward during the first half of the fiscal year. Large capitalization issues continued to outpace smaller issues. Equity markets were supported by increased confidence in the economic outlook, stable interest rates and earnings reports generally in line with optimistic forecasts. International markets rebounded from a slow start in fiscal year 1998. Most European markets posted strong gains which more than offset lackluster performance of Pacific Rim markets.

U.S. fixed income markets benefited from capital inflows, due to a flight to quality, which pushed interest rates lower across the maturity spectrum. However, the market has seen volatility pick up as investors weigh the impact of Asia on an accelerating domestic economy.

PORTFOLIO REVIEW
Republic New York Tax-Free Bond Fund
------------------------------------
The Republic New York Tax-Free Bond Fund Class A Shares ("Investor Shares") returned 2.26%* for the six months ended April 30, 1998, compared to 2.46% for the Lipper NY Municipal Bond Fund Index.** As of April 30, 1998, the Fund's duration (interest rate sensitivity) was 7.33 years.*** The Fund's annualized 30-day SEC yield was 4.19%* (Investor Shares).

The past six months in the fixed income markets was marked by volatility as the effects of the Asian crisis partially mitigated the strength of the domestic economy. Inflation was noticeably absent on the producer and consumer level. The Fund had extended its duration slightly in the early part of 1998, but as the economic statistics pointed to a robust economy and the Federal Reserve remained biased towards monetary tightening, the Fund has become more defensive and has shortened the duration of its Portfolio. Credit spreads remained compressed and the Fund focused on increasing income in higher quality securities that would provide a cushion against a rise in the general level of interest rates. Tax-exempts remain relatively attractive versus taxable instruments due to the heavy issuance in the first quarter of this year combined with a general lack of demand on the part of the retail investor.

  *The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees the 30-day SEC yield figure would have been 3.97%. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper NY Municipal Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe. The Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
***The composition of the portfolio is subject to change.

Republic Equity Fund
--------------------
The Republic Equity Fund Investor Share returned 21.66%* for the six months ended April 30, 1998, compared to 18.15% for the Lipper Growth Fund Index.**

During the first six months, the Fund benefited from the strong performance of large capitalization stocks. Concern over weakening Asian economies drove investors to focus on large, high quality stocks, perceived as being less correlated with the Asian crisis. Within the large capitalization segment, growth issues outpaced value issues by a slight margin.

As of April 30, 1998, the Fund's portfolio held 139 securities. The top sector weightings were approximately 18.9% Consumer Products and Services, 17.6% Technology and Communications, 8.1% Banking & Finance and 7.7%
Pharmaceuticals.***

  *The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper Growth Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe. The Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
***The composition of the portfolio is subject to change.

Republic Bond Fund
------------------
The Republic Bond Fund returned 3.20%* for Class A Shares (Investor Shares) for the six months ended April 30, 1998, compared to 3.43% for the Lipper A Rated Bond Fund Index.** As of April 30, 1998, the Fund's 30-day SEC yield was 4.97%.

The Fund decreased interest-rate sensitivity (duration) from neutral to slightly below the benchmark during the period, and positioned the portfolio to benefit from a steepening yield curve. Exposure to inflation-indexed Treasuries was increased to take advantage of their attractive real yields. Mortgages remained overweighted, though prepayment risk continues to be lower than that of the benchmark.***

  *The performance set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees the 30-day SEC yield figure would have been 4.29%. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper A Rated Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective. The Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
***The composition of the portfolio is subject to change.

Republic Overseas Equity Fund
-----------------------------
The Republic Overseas Equity Fund earned 16.32%* for Class A Shares (Investor Shares) for the six months ended April 30, 1998, compared to the 16.53% advance of the Lipper International Equity Fund Index.**

European markets advanced sharply during the period, while Asia's problems persist. In Japan, unemployment hit a post-war high and bond yields hit a post-war low as concerns of deflation continue. The Fund's bottom-up approach has led to superior stock selection and to a low exposure in Japan relative to the benchmark which enhanced results. Compared to the MSCI EAFE Index benchmark,*** the Portfolio remained most significantly underweighted in Japan, Germany and the United Kingdom, and overweighted in Sweden, Canada and Australia.****

As of April 30, 1998, the Republic International Equity Portfolio, in which the Fund invests all of its investable assets, was broadly diversified with 160 equity holdings representing 26 countries. The Portfolio's weightings by geographical region were as follows: Europe 52.4%, Japan 17.6%, Pacific Ex-Japan 4.5%, and 25.5% in other regions. The largest five holdings of the Portfolio represent 9.86% of the Portfolio: Mannesmann AG (Germany: machinery & engineering), Zeneca Group Plc (United Kingdom: Pharmaceutical, agri chemicals). Astra (Sweden: medical, drugs), Novartis (Switzerland: Chemicals), Nokia (Finland: telecommunications).

   *The performance set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
  **Lipper International Equity Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
 ***MSCI EAFE Index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
****International investing involves increased risk and volatility. The composition of the portfolio is subject to change.

Republic Opportunity Fund
-------------------------
The Republic Opportunity Fund returned 16.08%* for Class A Shares (Investor Shares) for the six months ended April 30, 1998, compared to 10.25% for the Lipper Small Company Fund Index.**

The first six months of the fiscal year saw small capitalization stocks lag the overall equity market. Small cap portfolios generally were adversely influenced by a sharp, across-the-board correction in technology stocks at year end. The portfolio's largest sectors were Technology, Leisure and Financial Services, with financials and leisure benefiting from increased investor interest during the period.

The domestic equity market's performance over the last several years has been little short of spectacular. While we are pleased with the market's past advances, we see more historically average years ahead. The fallout from Asia's problems, the increasing age of the current economic expansion, slower profit growth, and the market's high level of valuation relative to historical averages argue against above-average returns going forward. As a result, we see basic fundamental research as a critical element in maintaining above-market performance over the intermediate term. The Fund will continue to focus its efforts on identifying industries and companies that are likely to generate above average rates of growth in sales and earnings.

As of April 30, 1998, the Small Cap Equity Portfolio, in which the Fund invests all of its investable assets, was broadly diversified in company securities. The top sector weightings were approximately 16.8% Computer Software & Services, 15.7% Business Services, 9.4% Medical, Health Technology & Services and 5.6% U.S. Government Agency Obligations.***

  *The performance set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper Small Company Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
***Small capitalization stocks typically involve more risk since they have experienced a greater degree of market volatility. The composition of the portfolio is subject to change.

This material must be preceded or accompanied by a current prospectus.

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998

                                                                         RATINGS
PRINCIPAL                                                                MOODY'S/            VALUE
  AMOUNT        DESCRIPTION                              MATURITY         S&P(c)           (NOTE 2)
----------      -----------                              --------        --------         ---------
            NEW YORK MUNICIPAL OBLIGATIONS - 91.2%(a)
$  500,000  Brookhaven New York, General
              Obligation, FGIC Insured 5.50% ...         10/1/12      Aaa/AAA           $   518,445
   250,000  Erie County, New York, General
              Obligation, Series B, FGIC Insured
              5.375% ...........................         6/15/07      Aaa/AAA               262,960
   600,000  Essex County, New York Industrial
              Development Agency PCR 5.550%.....         1/01/14       A3/A-                619,602
   285,000  Metropolitan Transit Authority of
              New York, Transportation Facility
              Revenue - Series C-1, 5.750% .....         7/01/13     Baa1/BBB+              300,364
 1,000,000  Metropolitan Transit Authority of
              New York, Transportation Facility
              Revenue - Series C-1, FGIC Insured
              5.250% ...........................          7/1/17      Aaa/AAA               991,570
   100,000  Nassau County New York MBIA 5.400% .          5/1/11      Aaa/AA                105,012
   200,000  New York, NY Loc-Morgan GTY VRDN
              4.100% ...........................          8/1/17    VMIG-1/A-1+             200,000
   100,000  New York, NY Loc-Morgan GTY VRDN
              4.100% ...........................          8/1/21    VMIG-1/A-1+             100,000
 1,000,000  New York, NY, General Obligation,
              Series H 6.000% ..................          8/1/14     A-3/BBB+             1,062,780
 1,000,000  New York, NY, General Obligation,
              Series L 5.875% ..................          8/1/15     A-3/BBB+             1,049,190
 1,000,000  New York City Housing Development
              Corporation, Multi Family Mortgage
              Revenue, Refunding - Series A
              5.750% ...........................         11/1/18      Aa2/AA              1,038,000
   500,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.100% ..............          1/1/09        A/A                 527,500
 1,000,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.000% ..............          1/1/15        A/A               1,046,770
   750,000  New York City Municipal Water and
              Sewer, Finance Authority, Water
              and Sewer, Revenue, Refunding -
              Series A 5.750% ..................         6/15/16       A2/A-                774,667
 1,200,000  New York State Dormitory Authority,
              Revenue, Cornell University,
              Series B VRDN 4.100% .............          7/1/25    VMIG1/A-1+            1,200,000
   375,000  New York State Dormitory Authority,
              Revenue, 6.250% ..................         5/15/17      A-3/A-                411,094
 1,000,000  New York State Dormitory Authority,
              Revenue, City University, Series
              A, AMBAC Insured 5.625% ..........          7/1/16      Aaa/AAA             1,062,860
 1,000,000  New York State Dormitory Authority,
              Revenue, Court Facilities, Series
              A 5.625% .........................         5/15/13     Baa1/BBB+            1,015,930
 1,000,000  New York State Dormitory Authority,
              Revenue, Department of Health
              5.750% ...........................          7/1/17     Baa1/BBB             1,023,880
   225,000  New York State Dormitory Authority,
              Revenue, Mental Health Service
              Facility Series B 6.500% .........         8/15/11      A-3/A-                256,876
 1,000,000  New York State Dormitory Authority,
              Revenues, Mental Health Services,
              Series B 5.500% ..................         8/15/17      A-3/A-              1,008,820
 1,000,000  New York State Dormitory Authority,
              Revenue, Rochester Institute of
              Technology, MBIA Insured 5.300%             7/1/17      Aaa/AAA             1,002,430
   500,000  New York State Dormitory Authority,
              Revenue, State University,
              Educational Facilities, 5.750% ...         5/15/09      A-3/A-                530,325
 1,000,000  New York State Dormitory Authority,
              Revenue, State Secured Hospital NY
              Downtown 5.200% ..................        02/15/13     Baa1/BBB+              980,120
   200,000  New York State Dormitory Authority,
              Revenue, State, Memorial Sloan
              Kettering Hospital MBIA insured
              5.250% ...........................          7/1/11      Aaa/AA                205,838
 1,000,000  New York State Environmental
              Facilities Corporation Pollution
              Control Revenue, Water Revolving
              Fund - Series C 5.850% ...........         1/15/15      Aaa/AAA             1,067,040
 1,000,000  New York State Housing Finance
              Agency, Service Contract
              Obligation, Revenue, Refunding,
              Series C 5.875% ..................         9/15/14     Baa1/BBB             1,031,580
 1,000,000  New York Local Govt Asst Corp 6.000%
              ..................................          4/1/16      A-3/A+              1,079,380
 1,000,000  New York Local Govt Asst Corp MBIA
              Insured 5.000% ...................          4/1/17      Aaa/AAA               970,200
   390,000  New York State Medical Care
              Facilities, Revenue, Hospital &
              Nursing Home, FHA Insured 6.400% .         8/15/14      Aa2/AAA               423,739
 1,000,000  New York State Mtg Agy Rev AMT
              5.600% ...........................         10/1/14      Aa2/NR              1,027,820
 1,000,000  New York State Mtg Agy Rev 5.375% ..         10/1/17      AA-2/NR             1,000,360
 1,000,000  New York State Thruway Authority,
              Service Contract, Revenue, Local
              Highway and Bridge 5.875% ........          4/1/14       BBB+               1,035,760
 1,000,000  New York State Urban Development
              Corporation, Revenue 5.750% ......          4/1/12     Baa1/BBB+            1,036,900
   500,000  Port Authority of New York & New
              Jersey, Special Obligation,
              Revenue, JFK International
              Terminal, MBIA Insured, AMT 5.750%         12/1/22      Aaa/AAA               517,080
                                                                                        -----------
            TOTAL NEW YORK MUNICIPAL OBLIGATIONS
              (COST $25,648,388) ................................................        26,484,892
                                                                                        -----------
            OTHER BONDS AND NOTES - 7.2% (a)
 1,000,000  Puerto Rico Commonwealth Highway &
              Transportation Authority, Revenue,
              Series W 5.500% ..................          7/1/08      Baa1/A              1,039,820
 1,000,000  Puerto Rico Electric Power
              Authority, Revenue, Series O
              6.000% ...........................          7/1/14     Baa1/BBB+            1,054,650
                                                                                        -----------
            TOTAL OTHER BONDS AND NOTES
              (COST $2,028,070) .................................................         2,094,470
                                                                                        -----------
            SHORT-TERM INVESTMENTS - 0.5% (a)
   100,000  Municipal Asst Corp of New York
              Commercial Paper 3.350% ..........          5/7/98       P1/A1                100,000
    42,000  Provident New York Tax Free Money Market Fund .......................            42,000
                                                                                        -----------
            TOTAL SHORT-TERM INVESTMENTS
              (COST $142,000) ...................................................           142,000
                                                                                        -----------
TOTAL INVESTMENTS - 98.9% (COST $27,818,458) (D) ................................        28,721,362

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1% ....................................           322,130
                                                                                        -----------
NET ASSETS - 100.0% .............................................................       $29,043,492
                                                                                        ===========

(a)  Percentages indicated are based on net assets.
(b) Approximately 24% of the municipal securities held by the Fund have credit enhancement features backing them, which the Fund relies on, such as letters of credit, insurance or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Fund.
(c) The Moody's or Standard & Poor's rating indicated is believed to be the most recent ratings available at April 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998. These ratings are unaudited.
(d) For Federal income tax purposes, the cost of securities owned at April 30, 1998 was substantially the same as the cost of securities for financial statement purposes.

AMBAC  -American Municipal Bond Assurance Corporation
AMT    -Interest on security is subject to Federal Alternative Minimum Tax
FGIC   -Federal Guaranty Insurance Corporation
FHA    -Federal Housing Administration
MBIA   -Municipal Bond Insurance Association
RANs   -Revenue Anticipation Notes
VRDN   -Variable Rate Discount Note - The interest rate shown, which will change periodically, is the rate in effect at April 30, 1998

                      See notes to financial statements

REPUBLIC EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998

                                                                  VALUE
DESCRIPTION                                            SHARES    (NOTE 2)
-----------                                            ------  ------------
COMMON STOCK - 97.3% (b)
AEROSPACE & AIRCRAFT - 4.8%
Allied Signal, Inc. ................................   41,500  $   1,818,219
Lockheed Martin Corp.  .............................   41,400      4,610,925
Raytheon Co.  ......................................    1,200         68,025
Raytheon Co. Class B  ..............................   28,200      1,598,587
United Technologies Corp.  .........................   14,000      1,378,125
                                                                ------------
                                                                   9,473,881
                                                                ------------
BANKING & FINANCE - 8.1%
Chase Manhattan Corp.  .............................   14,300      1,981,444
Citicorp.  .........................................   12,100      1,821,050
First American Corp.  ..............................    6,500        320,531
First Security Corp.  ..............................   12,300        301,350
Hibernia Corp.  ....................................   13,800        282,038
MBNA Corp.  ........................................   70,000      2,371,250
Merrill Lynch & Co.  ...............................   22,800      2,000,700
Morgan Stanley, Dean Witter, Discover & Co.  .......   33,000      2,602,875
NationsBank Corp.  .................................   28,500      2,158,875
Regions Financial Corp.  ...........................    6,400        279,200
U.S. Bancorp.  .....................................   14,654      1,861,058
                                                                ------------
                                                                  15,980,371
                                                                ------------
CHEMICALS - 1.2%
Eastman Chemical Co.  ..............................   13,700        941,875
Geon Co.  ..........................................    6,800        162,350
Praxair Inc. .......................................   17,100        860,344
Witco Corp.  .......................................   12,100        479,463
                                                                ------------
                                                                   2,444,032
                                                                ------------
COMMUNICATIONS - 3.2%
CommScope, Inc. (a)  ...............................   17,366        282,197
Comverse Technology, Inc. (a)  .....................   11,075        524,678
Lucent Technologies  ...............................   28,000      2,131,500
Nextel Communications, Inc. (a)  ...................   34,600        992,588
WorldCom, Inc. (a)  ................................   57,600      2,464,197
                                                                ------------
                                                                   6,395,160
                                                                ------------
CONSTRUCTION & HOUSING - 1.9%
Champion Enterprises, Inc. (a)  ....................   11,100        276,112
Comerica, Inc. .....................................   10,200        682,763
Fleetwood Enterprises, Inc. ........................    3,800        175,513
Lafarge Corp.  .....................................    5,800        232,000
Martin Marietta Materials  .........................    7,300        342,644
Masco Corp.  .......................................   28,900      1,676,200
Medusa Corp.  ......................................      400         24,600
Southdown, Inc. ....................................    4,300        304,225
                                                                ------------
                                                                   3,714,057
                                                                ------------
CONSUMER MANUFACTURING - 3.4%
Echlin, Inc. .......................................    3,700        175,056
General Electric Co.  ..............................   45,000      3,830,625
Harley-Davidson, Inc. ..............................   32,000      1,152,000
Lear Corp. (a)  ....................................   10,700        573,119
Sunbeam Corp.  .....................................   16,200        407,025
U.S. Industries, Inc. ..............................   21,000        569,625
                                                                ------------
                                                                   6,707,450
                                                                ------------
CONSUMER PRODUCTS - 11.2%
Bestfoods  .........................................   21,800      1,196,275
Campbell Soup Co.  .................................   23,100      1,185,319
Coca-Cola Co.  .....................................   23,200      1,760,300
Colgate-Palmolive Co.  .............................   26,000      2,331,875
Corn Product International Inc. ....................    4,500        160,312
Dial Corp.  ........................................   12,800        312,000
Gillette Co.  ......................................   25,900      2,989,831
Kimberly-Clark Corp.  ..............................   33,200      1,684,900
Nabisco Holdings Corp.  ............................   25,300      1,209,656
Philip Morris Companies, Inc. ......................  130,100      4,854,356
Procter & Gamble Co.  ..............................   17,400      1,430,062
Sealed Air Corp. (a)  ..............................   20,400      1,278,825
Tyson Foods, Inc. ..................................   50,450        974,316
York International Corp. (a)  ......................   15,400        759,413
                                                                ------------
                                                                  22,127,440
                                                                ------------
CONSUMER SERVICES - 7.7%
Circuit City Stores  ...............................   36,600      1,486,875
Dayton Hudson Corp.  ...............................   16,900      1,475,581
Food Lion, Inc. ....................................   48,000        486,000
Gannett Company, Inc. ..............................   20,400      1,385,925
Home Depot, Inc. ...................................   34,000      2,367,250
Interpublic Group, Inc. ............................   16,200      1,034,775
Kohl's  ............................................   30,000      1,239,375
Sears, Roebuck and Co.  ............................   25,600      1,518,400
Viad Corp.  ........................................   24,300        627,244
Wal-Mart Stores Inc. ...............................   18,500        935,406
Walt Disney Co.  ...................................   20,200      2,511,112
                                                                ------------
                                                                  15,067,943
                                                                ------------
COSMETICS & TOILETRIES - 0.5%
Avon Products Inc. .................................   12,400      1,019,125
                                                                ------------
ELECTRIC SERVICES - 3.6%
AES Corp.  .........................................    7,500        413,906
CMS Energy Corp.  ..................................   32,000      1,398,000
Enron Corp.  .......................................   33,200      1,633,025
Entergy Corp.  .....................................   64,700      1,609,412
Firstenergy Corp.  .................................    7,960        240,790
PECO Energy Co.  ...................................   74,000      1,762,125
                                                                ------------
                                                                   7,057,258
                                                                ------------
FARM PRODUCTS -0.2%
IMC Global Inc. ....................................   10,100        363,600
                                                                ------------
FOREST PRODUCTS - 1.1%
Champion International Corp.  ......................    8,800        473,550
Fort James Corp.  ..................................   29,000      1,439,125
Westvaco Corp.  ....................................    5,900        178,844
                                                                ------------
                                                                   2,091,519
                                                                ------------
HEALTH CARE - 5.4%
Baxter International, Inc. .........................   40,400      2,239,675
Beckman Coulter, Inc. ..............................   10,700        595,856
Bristol-Myers Squibb Co.  ..........................   28,300      2,996,263
Covance, Inc. (a)  .................................   12,500        267,969
Health Care & Retirement Corp. (a)  ................   11,200        456,400
Manor Care, Inc. ...................................   12,700        445,294
Medtronic, Inc. ....................................   26,800      1,410,350
United Healthcare Corp.  ...........................   21,000      1,475,250
Vencor, Inc. (a)  ..................................   26,300        713,387
                                                                ------------
                                                                  10,600,444
                                                                ------------
INDUSTRIAL MACHINERY & RELATED SERVICES - 0.6%
Harnischfeger Industries, Inc. .....................   17,400        491,550
Pentair, Inc. ......................................   13,100        566,575
Timken Co.  ........................................    3,500        139,781
                                                                ------------
                                                                   1,197,906
                                                                ------------
INSURANCE - 6.6%
Aetna Inc. .........................................    7,000        565,688
American International Group  ......................   14,200      1,868,188
AON Corp.  .........................................   44,050      2,841,225
CIGNA Corp.  .......................................   16,200      3,352,388
Travelers, Inc. ....................................   51,000      3,120,563
Travelers, Property Casualty Corp.  ................   27,500      1,155,000
                                                                ------------
                                                                  12,903,052
                                                                ------------
METALS - 0.3%
Birmingham Steel Corp.  ............................    9,900        158,400
Aluminum Co. of America  ...........................      700         54,250
Reynolds & Reynolds, Inc. ..........................   13,200        303,600
                                                                ------------
                                                                     516,250
                                                                ------------
MULTI INDUSTRY COMPANIES - 2.1%
CVS Corp.  .........................................   11,900        877,625
National Service Industries  .......................    4,800        259,800
Tyco International Ltd  ............................   56,500      3,079,250
                                                                ------------
                                                                   4,216,675
                                                                ------------
OIL & GAS - 2.9%
BJ Services Co.  ...................................   27,000      1,012,500
Halliburton Co.  ...................................   31,000      1,705,000
Lyondell Petrochemical  ............................   27,100        890,912
Noble Drilling Corp. (a)  ..........................   40,000      1,292,500
Ultramar Diamond Shamrock Corp.  ...................   28,200        911,213
                                                                ------------
                                                                   5,812,125
                                                                ------------
PACKAGING & CONTAINERS - 1.5%
Corning, Inc. ......................................   59,000      2,360,000
Crown Cork & Seal, Inc. ............................   11,800        614,338
                                                                ------------
                                                                   2,974,338
                                                                ------------
PHARMACEUTICALS - 7.7%
Abbott Laboratories  ...............................   14,200      1,038,375
Allergan, Inc. .....................................   24,400      1,014,125
Allergan Speciality Therapeutics Inc. ..............      970         10,064
Alza Corp. (a)  ....................................   24,800      1,188,850
American Home Products Corp.  ......................   14,000      1,303,750
Biogen, Inc. (a)  ..................................    9,700        430,437
Forest Laboratories, Inc. (a)  .....................   22,800        825,075
Genzyme Corp. (a)  .................................   10,000        309,375
Merck & Co., Inc. ..................................   29,200      3,518,600
Schering-Plough Corp.  .............................   68,600      5,496,575
                                                                ------------
                                                                  15,135,226
                                                                ------------
PRINTING-COMMERCIAL - 0.3%
R.R. Donnelley & Sons  .............................   12,600        555,187
                                                                ------------
REFUSE SYSTEMS - 0.9%
USA Waste Services, Inc. (a)  ......................   38,000      1,864,375
                                                                ------------
TECHNOLOGY - 14.4%
Altera Corp. (a)  ..................................   25,600      1,036,800
Automatic Data Processing, Inc. ....................   32,500      2,175,469
Cisco Systems, Inc. ................................   56,300      4,123,975
Compaq Computer Corp.  .............................   81,600      2,289,900
Dell Computer Corp.  ...............................   44,000      3,553,000
EMC Corp.  .........................................   46,700      2,154,038
First Data Corp.  ..................................   59,900      2,029,112
General Semiconductor, Inc. (a)  ...................   12,825        175,542
Informix Corp. (a)  ................................   13,300        131,545
Intel Corp.  .......................................   14,400      1,163,700
Microsoft Corp. (a)  ...............................   14,200      1,279,775
SeagateTechnology, Inc. ............................   22,200        592,462
Solectron Corp. (a)  ...............................   54,000      2,392,875
Xerox Corp.  .......................................   46,300      5,255,050
                                                                ------------
                                                                  28,353,243
                                                                ------------
TELECOMMUNICATION AND BROADCASTING - 2.3%
General Instrument Corp.  ..........................   56,500      1,267,719
Liberty Media Group  ...............................   63,600      2,110,725
Tellabs Inc. .......................................   15,500      1,098,562
                                                                ------------
                                                                   4,477,006
                                                                ------------
TIRE & RUBBER - 1.4%
Goodyear Tire & Rubber Co.  ........................   35,600      2,492,000
                                                                ------------
TRANSPORTATION - 4.0%
Burlington Northern Santa Fe  ......................   40,100      3,969,900
FDX Corp.  .........................................   47,400      3,223,200
Norfolk Southern Corp.  ............................   20,700        692,156
                                                                ------------
                                                                   7,885,256
                                                                ------------
TOTAL COMMON STOCK (Cost $158,146,257) ......................    191,424,919
                                                                ------------
SHORT TERM INVESTMENTS - 2.8%
Dreyfus Cash Management Fund - Money Market Fund    5,465,583      5,465,583
                                                                ------------
TOTAL SHORT TERM INVESTMENTS (Cost $5,465,583) ..............      5,465,583
                                                                ------------
TOTAL INVESTMENTS - 100.1%
  (Cost $163,611,840) .......................................    196,890,502
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.1)% ..............       (192,310)
                                                                ------------
TOTAL NET ASSETS - 100.0% ...................................   $196,698,192
                                                                ============
(a) Represents non-income producing securities.
(b) Percentages indicated are based on net assets.

                      See notes to financial statements

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998

                                                                NEW YORK
                                                                TAX-FREE           EQUITY
                                                               BOND FUND            FUND
                                                            ---------------   ----------------
ASSETS:
  Investments in securities, at value (cost $27,818,458
    and $163,611,840, respectively) ......................      $28,721,362       $196,890,502
  Cash ...................................................               59                 --
  Receivable for investments sold ........................               --            700,046
  Receivable for fund shares sold ........................           35,607            430,601
  Interest receivable ....................................          405,019             59,484
  Dividends receivable ...................................               --            108,851
  Receivable from investment manager .....................              821                 --
  Unamortized organization expenses ......................           10,000              9,762
                                                                -----------       ------------
Total Assets .............................................       29,172,868        198,199,246
                                                                -----------       ------------
LIABILITIES:
  Payable for investments purchased ......................               --            792,453
  Distributions payable ..................................           53,674                 --
  Cash ...................................................               --            276,090
  Payable for fund shares redeemed .......................               --            120,999
  Advisory fees payable ..................................               --            188,969
  Audit fees payable .....................................            6,000              6,000
  Investment manager fees payable ........................               --             28,292
  Transfer agent fees payable ............................            7,500              7,500
  Fund accounting fees payable ...........................            7,500              7,500
  Custodian fees payable .................................            3,424              9,101
  Shareholder service fees payable .......................            5,879             12,017
  Administration fees payable ............................            2,547             16,888
  Legal expense payable ..................................            5,694             16,916
  Other accrued expenses .................................           37,158             18,329
                                                                -----------       ------------
Total Liabilities ........................................          129,376          1,501,054
                                                                -----------       ------------
NET ASSETS ...............................................      $29,043,492       $196,698,192
                                                                ===========       ============
COMPOSITION OF NET ASSETS:
  Paid-in capital ........................................      $28,033,714       $158,976,912
  Undistributed net investment income ....................              102             60,265
  Accumulated net realized gains on investment
    transactions .........................................          105,567          4,382,353
  Net unrealized appreciation on investments .............          904,109         33,278,662
                                                                -----------       ------------
NET ASSETS, APRIL 30, 1998 ...............................      $29,043,492       $196,698,192
                                                                ===========       ============
NET ASSETS
  Investor Shares ........................................      $20,862,562      $  19,294,876
  Class B Shares .........................................           84,695            495,243
  Adviser Shares .........................................        8,096,235        176,908,073
                                                                -----------       ------------
Total ....................................................      $29,043,492       $196,698,192
                                                                ===========       ============
Shares Outstanding (par value $0.001,
  unlimited number of shares authorized)
  Investor Shares ........................................        1,965,440          1,120,729
  Class B Shares .........................................            7,985             28,784
  Adviser Shares .........................................          762,830         10,273,284
                                                                -----------       ------------
Total ....................................................        2,736,255         11,422,797
                                                                ===========       ============
INVESTOR SHARES
Net asset value per share ................................           $10.61             $17.22
                                                                ===========       ============
Maximum offering price per share (net asset value plus a
  sales charge of 2.75% and 3.50% of each Funds offering
  price respectively) ....................................           $10.91             $17.84
                                                                ===========       ============
Minimum redemption price per share .......................           $10.61             $17.22
                                                                ===========       ============
CLASS B SHARES
Net asset value per share ................................           $10.61             $17.21
                                                                ===========       ============
Maximum offering price per share .........................           $10.61             $17.21
                                                                ===========       ============
Minimum redemption price per share (net asset value less
  a charge of 3.00% and 4.00% of each Fund's net asset value
  per share) .............................................           $10.29             $16.52
                                                                ===========       ============
ADVISER SHARES
Net asset value per share ................................           $10.61             $17.22
                                                                ===========       ============
Maximum offering price per share .........................           $10.61             $17.22
                                                                ===========       ============
Minimum redemption price per share .......................           $10.61             $17.22
                                                                ===========       ============

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998

                                                                   NEW YORK
                                                                   TAX-FREE           EQUITY
                                                                   BOND FUND           FUND
                                                                   ---------        ----------
INVESTMENT INCOME:
  Interest income ..........................................       $787,534         $  150,233
                                                                   --------         ----------
  Dividend income ..........................................             --            904,648
                                                                   --------         ----------
                                                                    787,534          1,054,881
                                                                   --------         ----------

EXPENSES:
  Advisory fees and investment management fees .............         35,953            380,749
  Administration fees ......................................         14,796             77,240
  Shareholder service fees (Class A and Class B shares) ....         25,913             19,898
  Distribution fees (Class B shares) .......................            226                410
  Fund accounting fees .....................................         22,263             30,438
  Custodian fees and expenses ..............................          7,516             40,897
  Audit fees ...............................................          6,000              6,500
  Registration and filing fees .............................          6,154             12,357
  Amortization of organization expenses ....................          2,896              2,534
  Trustees' fees ...........................................            362                724
  Transfer agent fees.......................................         22,263             22,263
  Reports to shareholders ..................................          7,602             23,165
  Legal fees ...............................................          3,439              8,869
  Other expenses ...........................................         23,028             15,896
                                                                   --------         ----------
  Total expenses ...........................................        178,411            641,940
  Less: Voluntary fee reductions and reimbursement
    of expenses ............................................        (45,657)                --
                                                                   --------         ----------
  Total net expenses .......................................        132,754            641,940
                                                                   --------         ----------
Net Investment Income ......................................        654,780            412,941
                                                                   --------         ----------
REALIZED/UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
  Net realized gains on investment transactions ............        105,577          4,451,963
  Net change in unrealized appreciation/(depreciation) on
    investments ............................................        (48,477)        26,434,357
                                                                   --------         ----------
  Net realized/unrealized gains on investments .............         57,100         30,886,320
                                                                   --------         ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................       $711,880        $31,299,261
                                                                   ========        ===========

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX         FOR THE
                                                                 MONTHS ENDED       YEAR ENDED
                                                                APRIL 30, 1998      OCTOBER 31,
                                                                  (UNAUDITED)          1997
                                                                  ----------       ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................         $  654,780       $  1,009,588
    Net realized gains on investment transactions .......            105,577            115,458
    Net change in unrealized appreciation on investments             (48,477)           746,912
                                                                  ----------       ------------
  Change in net assets resulting from operations ........            711,880          1,871,958
                                                                  ----------       ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Investor Shares ...................................           (451,412)          (623,143)
      Class B Shares ....................................             (1,148)                --
      Adviser Shares ....................................           (202,118)          (386,445)
    Net realized gains:
      Investor Shares ...................................            (81,787)           (14,151)
      Adviser Shares ....................................            (33,681)           (12,589)
                                                                  ----------       ------------
  Change in net assets from shareholder distributions ...           (770,146)        (1,036,328)
                                                                  ----------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares .......................          5,923,847         18,908,256
    Dividends reinvested ................................            601,694            681,105
    Payments for shares redeemed ........................         (7,118,770)        (5,315,439)
                                                                  ----------       ------------
  Change in net assets from capital share transactions ..           (593,229)        14,273,922
                                                                  ----------       ------------
  CHANGE IN NET ASSETS ..................................           (651,495)        15,109,552
  NET ASSETS
    Beginning of period .................................         29,694,987         14,585,435
                                                                  ----------       ------------
    End of period .......................................        $29,043,492       $ 29,694,987
                                                                 ===========       ============

                      See notes to financial statements.

REPUBLIC EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
                                                               APRIL 30, 1998       OCTOBER 31,
                                                                (UNAUDITED)            1997
                                                                ------------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $    412,941        $   392,490
    Net realized gains on investment transactions .......          4,451,963          8,543,383
    Net change in unrealized appreciation on investments          26,434,357          3,163,098
                                                                ------------        -----------
  Change in net assets resulting from operations ........         31,299,261         12,098,971
                                                                ------------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Investor Shares .....................................            (18,602)           (44,001)
    Class B Shares ......................................               (261)                --
    Adviser Shares ......................................           (337,295)          (418,175)
  Net realized gains:
    Investor Shares .....................................           (745,988)           (80,739)
    Class B Shares ......................................                 --                 --
    Adviser Shares ......................................         (7,858,305)          (609,926)
                                                                ------------        -----------
  Change in net assets from shareholder distributions ...         (8,960,451)        (1,152,841)
                                                                ------------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares .......................        115,607,329         31,671,641
    Dividends reinvested ................................          8,830,299            732,663
    Cost of shares redeemed .............................        (25,501,545)        (5,000,592)
                                                                ------------        -----------
  Change in net assets from capital share transactions ..         98,936,083         27,403,712
                                                                ------------        -----------
  CHANGE IN NET ASSETS ..................................        121,274,893         38,349,842
  NET ASSETS:
    Beginning of period .................................         75,423,299         37,073,457
                                                                ------------        -----------

    End of period .......................................       $196,698,192        $75,423,299
                                                                ============        ===========

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998

                                                                        OVERSEAS
                                                         BOND            EQUITY         OPPORTUNITY
                                                         FUND             FUND              FUND
                                                    --------------   --------------   ---------------
ASSETS:
  Investment in Republic Fixed Income Portfolio,
    Republic International Equity Portfolio and
    Republic Small Cap Equity Portfolio,
    respectively, at value .......................      $4,953,604       $5,876,877       $14,136,309
  Receivable for fund shares sold ................           2,000            9,610            11,842
  Receivable from investment manager .............           1,914               --                --
  Unamortized organization expenses ..............          14,739           15,043            11,479
                                                        ----------       ----------       -----------
Total Assets .....................................       4,972,257        5,901,530        14,159,630
                                                        ----------       ----------       -----------
LIABILITIES:
  Payable for fund shares repurchased ............              --               --             3,275
  Audit fee payable ..............................           4,000            4,000             4,000
  Reports to shareholders payable ................           4,910            4,978             8,859
  Shareholder service fees payable ...............           2,098            2,382            15,593
  Administration fees payable ....................             334              426               556
  Other accrued expenses .........................              --              317             2,171
                                                        ----------       ----------       -----------
Total Liabilities ................................          11,342           12,103            34,454
                                                        ----------       ----------       -----------
NET ASSETS .......................................      $4,960,915       $5,889,427       $14,125,176
                                                        ==========       ==========       ===========
COMPOSITION OF NET ASSETS:
  Paid-in capital ................................      $4,912,896       $5,353,554       $11,528,065
  Undistributed net investment income (loss) .....             374           (4,900)          (68,187)
  Accumulated net realized gains on investment and
    foreign currency transactions ................          50,397          267,298         1,065,678
  Net unrealized appreciation (depreciation) on
    investments and foreign currency transactions           (2,752)         273,475         1,599,620
                                                        ----------       ----------       -----------
NET ASSETS, APRIL 30, 1998 .......................      $4,960,915       $5,889,427       $14,125,176
                                                        ==========       ==========       ===========
Shares Outstanding Investor (par value $0.001,
  unlimited number of shares authorized) .........         449,792          443,232         1,009,231
                                                        ==========       ==========       ===========
Shares Outstanding Class B (par value $0.001,
  unlimited number of shares authorized) .........          20,722              183            13,342
                                                        ==========       ==========       ===========
INVESTOR SHARES
  Net asset value per share ......................           10.54            13.28             13.81
                                                        ==========       ==========       ===========
  Maximum offering price per share (net asset value
    plus a sales charge of 2.75%, 3.50% and 3.50% of
    each Fund's offering price per share respectively)       10.84            13.76             14.31
  Minimum redemption price per share .............           10.54            13.28             13.81
                                                        ==========       ==========       ===========
CLASS B SHARES
  Net asset value per share ......................           10.55            13.27             13.83
                                                        ==========       ==========       ===========
  Maximum offering price per share ...............           10.55            13.27             13.83
                                                        ==========       ==========       ===========
  Minimum redemption price per share (net asset value
    less a sales charge of 3.00%, 4.00% and 4.00% of
    each Fund's net asset value per share respectively)      10.23            12.74             13.28
                                                        ==========       ==========       ===========

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
                                                                          OVERSEAS
                                                           BOND            EQUITY        OPPORTUNITY
                                                           FUND             FUND             FUND
                                                         ---------        --------        ----------
INVESTMENT INCOME:
Investment Income from Republic Fixed Income
  Portfolio, Republic International Equity Portfolio
  and Republic Small Cap Equity Portfolio, respectively:
  Interest income ..................................      $ 129,548        $  4,007        $   16,915
  Dividend income (net of foreign withholding tax of
    $0, $5,654 and $43, respectively) ..............             --          43,348             6,514
                                                          ---------        --------        ----------
                                                            129,548          47,355            23,429
Allocated Net Expenses from respective Portfolio ...        (12,801)        (21,441)          (56,754)
                                                          ---------        --------        ----------

Net Investment Income (loss) from Republic Fixed
  Income Portfolio, Republic International Equity
  Portfolio and Republic Small Cap Equity Portfolio,
  respectively .....................................        116,747          25,914           (33,325)
                                                          ---------        --------        ----------
EXPENSES:
  Reports to shareholders ..........................          1,267           1,086             2,715
  Registration fees ................................          5,611           5,430             5,933
  Audit fees .......................................          4,525           4,525             4,525
  Amortization of organization expenses ............          2,106           2,149             1,640
  Shareholder service fees .........................          5,050           5,491            14,112
  Administration fees ..............................            976           1,098             2,822
  Other expenses ...................................          2,236           2,562             3,613
                                                          ---------        --------        ----------
      Total expenses ...............................         21,771          22,341            35,360
      Less: Voluntary fee reductions and
        reimbursement of expenses ..................        (12,881)         (4,543)             (498)
                                                          ---------        --------        ----------
      Total net expenses ...........................          8,890          17,798            34,862
                                                          ---------        --------        ----------
NET INVESTMENT INCOME (LOSS) .......................        107,857           8,116           (68,187)
                                                          ---------        --------        ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS FROM
  REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC INTERNATIONAL
  EQUITY PORTFOLIO AND REPUBLIC SMALL CAP EQUITY
  PORTFOLIO, RESPECTIVELY:
  Net realized gains on:
    Investment transactions ........................      $  50,434        $229,492        $1,093,801
    Foreign currency transactions ..................            122          37,796                --
  Net change in unrealized appreciation
    (depreciation) on:
    Investments ....................................        (36,690)        425,169           813,172
    Foreign currency transactions ..................           (572)         (3,102)               --
                                                          ---------        --------        ----------
Net realized/unrealized gains (losses) on
  investments from Republic Fixed Income Portfolio,
  Republic International Equity Portfolio and
  Republic Small Cap Equity Portfolio, respectively          13,294         689,355         1,906,973
                                                          ---------        --------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS .......................................      $ 121,151        $697,471        $1,838,786
                                                          =========        ========        ==========

                      See notes to financial statements.

REPUBLIC BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      FOR THE PERIOD
                                                 FOR THE                             AUGUST 26, 1996
                                                SIX MONTHS           FOR THE          (COMMENCEMENT
                                                   ENDED            YEAR ENDED       OF OPERATIONS) TO
                                               APRIL 30, 1998       OCTOBER 31,         OCTOBER 31,
                                                (UNAUDITED)            1997                 1996
                                                 ----------         ----------       -----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ..............         $  107,857         $   51,344             $    94
    Net realized gains on investment and
      foreign currency transactions from
      Republic Fixed Income Portfolio ..             50,556              8,311                 113
    Net change in unrealized
      appreciation on investments and
      foreign currency transactions from
      Republic Fixed Income Portfolio ..            (37.262)            34,262                 248
                                                 ----------         ----------             -------
  Change in net assets resulting from
    operations .........................            121,151             93,917                 455
                                                 ----------         ----------             -------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ..............           (107,865)           (56,009)                (94)
    Net realized gains .................                 --             (7,662)                 --
    Capital ............................                 --             (2,541)                 --
                                                 ----------         ----------             -------
  Change in net assets from shareholder
    distributions ......................           (107,865)           (66,212)                (94)
                                                 ----------         ----------             -------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued ........          7,071,120          2,707,379              20,018
    Dividends reinvested ...............             80,809             66,374                  93
    Payments for shares redeemed .......         (4,646,570)          (379,760)                 --
                                                 ----------         ----------             -------
  Change in net assets from capital
    share transactions .................          2,505,359          2,393,993              20,111
                                                 ----------         ----------             -------
  CHANGE IN NET ASSETS .................          2,518,645          2,421,698              20,472
  NET ASSETS:
    Beginning of period ................          2,442,270             20,572                 100
                                                 ----------         ----------             -------
    End of period ......................         $4,960,915         $2,442,270             $20,572
                                                 ==========         ==========             =======
  ANALYSIS OF FUND SHARE TRANSACTIONS: INVESTOR SHARES
    Beginning of period ................            232,614              2,005                  --
    Shares sold ........................            646,493            260,817               1,996
    Shares issued in connection with
      reinvestment of distributions ....              7,595              6,358                   9
    Shares redeemed ....................           (436,910)           (36,566)                 --
                                                 ----------         ----------             -------
    End of period ......................            449,792            232,614               2,005
                                                 ==========         ==========             =======
  ANALYSIS OF FUND SHARE TRANSACTIONS: CLASS B SHARES
    Beginning of period ................                 --                 --                  --
    Shares sold ........................             20,668                 --                  --
    Shares issued in connection with
      reinvestment of distributions ....                 63                 --                  --
    Shares redeemed ....................                 (9)                --                  --
                                                 ----------         ----------             -------
    End of period ......................             20,722                  0                  --
                                                 ==========         ==========             =======

                      See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                     FOR THE PERIOD
                                                 FOR THE                             AUGUST 26, 1996
                                                SIX MONTHS           FOR THE          (COMMENCEMENT
                                                   ENDED            YEAR ENDED       OF OPERATIONS) TO
                                               APRIL 30, 1998       OCTOBER 31,         OCTOBER 31,
                                                (UNAUDITED)            1997                 1996
                                                 ----------         ----------       -----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income (loss) .......         $    8,116         $   (2,142)           $      5
    Net realized gains on investment and
      foreign currency transactions from
      Republic International Equity
      Portfolio ........................            267,288             34,304                 274
    Net change in unrealized
      appreciation (depreciation) on
      investments and foreign currency
      transactions from Republic
      International Equity Portfolio ...            422,067           (149,951)              1,359
                                                 ----------         ----------            --------
  Change in net assets resulting from
    operations .........................            697,471           (117,789)              1,638
                                                 ----------         ----------            --------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ..............            (25,605)              (293)                 --
    Net realized gains .................            (23,271)               (12)                 --
                                                 ----------         ----------            --------
  Change in net assets from shareholder
    distributions ......................            (48,876)              (305)                 --
                                                  ---------          ---------             -------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares .......          2,917,574          4,057,607             139,999
    Dividends reinvested ...............             48,697                305                  --
    Payments for shares redeemed .......         (1,385,091)          (421,903)                 --
                                                 ----------         ----------            --------
  Change in net assets from capital
    share transactions .................          1,581,180          3,636,009             139,999
                                                 ----------         ----------            --------
  CHANGE IN NET ASSETS .................          2,229,775          3,517,915             141,637

  NET ASSETS:
    Beginning of period ................          3,659,652            141,737                 100
                                                 ----------         ----------            --------
    End of period ......................         $5,889,427         $3,659,362            $141,737
                                                 ==========         ==========            ========
  ANALYSIS OF FUND SHARE TRANSACTIONS: INVESTOR SHARES
    Beginning of period ................            316,238             13,961                  --
    Shares sold ........................            241,685            338,261              13,961
    Shares issued in connection with
      reinvestment of distributions ....              4,336                 28                  --
    Shares redeemed ....................           (119,027)           (36,012)                 --
                                                 ----------         ----------            --------
    End of period ......................            443,232            316,238              13,961
                                                 ==========         ==========            ========
  ANALYSIS OF FUND SHARE TRANSACTIONS: CLASS B SHARES
    Beginning of period ................                 --                 --                  --
    Shares sold ........................                183                 --                  --
    Shares issued in connection with
      reinvestment of distributions ....                 --                 --                  --
    Shares redeemed ....................                 --                 --                  --
                                                 ----------         ----------            --------
    End of period ......................                183                 --                  --
                                                 ==========         ==========            ========

                      See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      FOR THE PERIOD
                                                  FOR THE                             AUGUST 23, 1996
                                                 SIX MONTHS           FOR THE          (COMMENCEMENT
                                                   ENDED            YEAR ENDED       OF OPERATIONS) TO
                                               APRIL 30, 1998       OCTOBER 31,         OCTOBER 31,
                                                (UNAUDITED)            1997                1996
                                                -----------         ----------          ----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ................        $   (68,187)        $  (58,105)         $     (973)
    Net realized gains on investment
      transactions from Republic Small
      Cap Equity Portfolio .............          1,093,801            413,216               3,916
    Net change in unrealized
      appreciation on investments from
      Republic Small Cap Equity
      Portfolio ........................            813,172            906,961           (120,513)
                                                -----------         ----------          ----------
  Change in net assets resulting from
    operations .........................          1,838,786          1,262,072            (117,570)
                                                -----------         ----------          ----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains .................           (379,714)            (1,661)                 --
                                                -----------         ----------          ----------
  Change in net assets from shareholder
    distributions ......................           (379,714)            (1,661)                 --
                                                -----------         ----------          ----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares .......         13,252,504          5,893,592           3,301,433
    Dividends reinvested ...............            379,185              1,661                  --
    Payments for shares redeemed .......        (10,948,733)          (356,479)                 --
                                                -----------         ----------          ----------
  Change in net assets from capital
    share transactions .................          2,682,956          5,538,774           3,301,433
                                                -----------         ----------          ----------
  CHANGE IN NET ASSETS .................          4,142,028          6,799,185           3,183,863
  NET ASSETS:
    Beginning of period ................          9,983,148          3,183,963                 100
                                                -----------         ----------          ----------
    End of period ......................        $14,125,176         $9,983,148          $3,183,963
                                                ===========         ==========          ==========
  ANALYSIS OF FUND SHARE TRANSACTIONS: INVESTOR SHARES
    Beginning of period ................            806,989            324,745                  --
    Shares sold ........................          1,100,862            514,331             324,745
    Shares issued in connection with
      reinvestment of distributions ....             33,527                169                  --
    Shares redeemed ....................           (932,147)           (32,256)                 --
                                                -----------         ----------          ----------
    End of period ......................          1,009,231            806,989             324,745
                                                ===========         ==========          ==========
  ANALYSIS OF FUND SHARE TRANSACTIONS: CLASS B SHARES
    Beginning of period ................                 --                 --                  --
    Shares sold ........................             13,342                 --                  --
    Shares issued in connection with
      reinvestment of distributions ....                 --                 --                  --
    Shares redeemed ....................                 --                 --                  --
                                                -----------         ----------          ----------
    End of period ......................             13,342                 --                  --
                                                ===========         ==========          ==========

                      See notes to financial statements.

REPUBLIC FUNDS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998
(UNAUDITED)

    1. ORGANIZATION. The Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund (individually a "Fund", collectively the "Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of seven funds, each of which has different and distinct investment objectives and policies. The financial statements for the other two funds are presented separately. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company.

        The New York Tax-Free Bond Fund and Equity Fund are authorized to issue three classes of shares, Class A shares (formally designated Class C shares) (the "Investor Shares"), Class B shares (the "Class B Shares") and Class Y shares (the "Adviser Shares"). The Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund are authorized to issue two classes of shares, Investor Shares and Class B Shares. Each class of shares in the Funds has identical rights and privileges, except with respect to fees paid under shareholder servicing or distribution plans, expenses exclusively allocable to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of the shareholders investment. The New York Tax-Free Bond Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes.

        The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies in sound financial condition with larger intermediate capitalization which are expected to show above-average price appreciation.

        The Bond Fund, Overseas Equity Fund and Opportunity Fund (individually a "Feeder Fund", collectively the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (individually a "Portfolio", collectively the "Portfolios"), respectively, which have the same investment objectives as those of the respective Feeder Funds. The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside the United States. The investment objective of the Republic Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises.

        The value of each Feeder Fund's investment in each corresponding Portfolio included in the accompanying statements of assets and liabilities reflects each Feeder Fund's proportionate beneficial interest in the net assets of that Portfolio. At April 30, 1998, the Feeder Funds held proportionate interests in the corresponding Portfolios in the following amounts:

        Bond Fund ...................................................3.68%
        Overseas Equity Fund ........................................2.37%
        Opportunity Fund ............................................5.86%

        The performance of each Feeder Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with each corresponding Feeder Fund's financial statements.

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund.

        BISYS Fund Services, Inc. ("BISYS"or the "Sponsor"), serves as administrator, distributor and sponsor to the Funds.

    2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
    Actual results could differ from those estimates.

    SECURITIES VALUATION:
    Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the New York Tax-Free Bond Fund's portfolio are valued on the basis of valuations furnished by a pricing service, which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as determined by the Board of Trustees. Portfolio securities for which there are no such valuations are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

        The value of each security held by the Equity Fund is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees. All debt portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

        Valuation of securities held by the Portfolios is discussed in Note 2 of the notes to the financial statements of the Portfolios which are included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Security transactions in the New York Tax-Free Bond Fund and the Equity Fund are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        The Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund record their proportionate share of the net investment income and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The net investment income and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the proportionate value of their investments in each Portfolio. Such investments are adjusted on a daily basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    The New York Tax-Free Bond Fund and the Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Opportunity Fund and annually in the case of the Overseas Equity Fund. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses.

        The Funds' net realized capital gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

        These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distrbutions of capital.

        Certain mortgage-backed securities of the Fixed Income Portfolio may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to Bond Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

        Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares (purchased at the respective Fund's net asset value without a sales charge).

    REPURCHASE AGREEMENTS:
    With respect to the New York Tax-Free Bond Fund and Equity Fund, the investment adviser is authorized to enter into repurchase agreements on behalf of the Fund only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). The Equity Fund may also enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity sub-adviser has determined to be of comparable creditworthiness. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian, either physically or in book entry form. Repurchase agreements are considered to be loans by the Funds under the 1940 Act ("Act" or "Investment Company Act of 1940").

    EXPENSE ALLOCATION:
    Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Bond Fund, Overseas Equity Fund and Opportunity Fund's share of their corresponding Portfolio's expenses are charged against and reduce the amount of their investment in their corresponding Portfolio.

    FEDERAL INCOME TAXES:
    Each Fund is treated as a separate taxable entity for federal tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). By so qualifying, the Funds will be exempt from regular federal income taxes to the extent that they distribute substantially all of their net investment income and net realized gains to their shareholders.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each Fund incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations.

3.  AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
    INVESTMENT MANAGEMENT: Republic acts as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive fees, payable monthly, at the annual rate of 0.25% of the New York Tax Free Bond Fund's average daily net assets and 0.175% of the Equity Fund's average daily net assets. For the period ended April 30, 1998 the Manager waived $31,762 of the fees on the New York Tax-Free Bond Fund.

    SUB-ADVISORY:
    Alliance and Brinson (the "Equity Sub-Advisors") continuously manage the investment portfolio of the Equity Fund subject to the supervision of the Investment Manager, pursuant to seperate Sub-Advisory Agreements with the Manager. For their services, Alliance and Brinson were paid fees by the Equity Fund, computed daily and based on the Equity Fund's average daily net assets allocated to such Equity Sub-Advisers for management, equal on an annual basis to 0.325% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $100 million, 0.20% of the net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. For this period Alliance and Brinson each received $122,789.

    ADMINISTRATION:
    Pursuant to an Administrative Services Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. For its services to the New York Tax-Free Bond Fund and Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis to 0.10% of the Fund's average daily net assets up to $1 billion; 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Bond Fund, Overseas Equity Fund and Opportunity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the period ended April 30, 1998 the administrative services fees were:

        New York Tax-Free Bond Fund .............................. $14,796
        Equity Fund ..............................................  77,240
        Bond Fund ................................................     976
        Overseas Equity Fund .....................................   1,098
        Opportunity Fund ..........................................  2,822

    FUND ACCOUNTING
    Pursuant to a Fund Accounting Agreement, Investors Bank & Trust Company ("IBT") serves as a fund accounting agent to the Funds. For its services to the New York Tax-Free Bond Fund and Equity Fund, IBT received fees payable monthly equal on an annual basis to $45,000 and $60,000 respectively, from each Fund. For its services to the Advisor Funds, IBT received fees payable monthly equal on an annual basis to $9,000 from each fund.

    TRANSFER AGENT
    Pursuant to a Transfer Agent Agreement, Investors Bank & Trust Company ("IBT") serves as a transfer agent for the Fund's Investors Shares and Adviser Shares. BISYS serves as transfer agent for the Fund's Class B Shares. For its services to the Fund, IBT receives fees payable monthly equal on an annual basis to $25,000 from each Fund and BISYS receives fees payable monthly equal on an annual basis to $5,000. During the period IBT waived their entry fee on the Bond Fund, Overseas Equity and Opportunity Funds.

    RULE 12B-1 PLAN EXPENSES:
    The Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Sponsor in amounts representing actual expenses incurred by the Sponsor for marketing costs and services rendered in distributing the Funds' Investor Shares and Class B Shares at a rate not to exceed 0.25% and 0.75% of the average daily net assets of Investor Shares and Class B Shares of the Funds respectively.

    SHAREHOLDER SERVICING EXPENSES:
    The Funds have entered into a Shareholder Servicing Agreement with each shareholder servicing agent pursuant to the Administrative Services Plan. Each shareholder servicing agent receives a fee from each Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced, the level of activity in such accounts and the expenses incurred by the shareholder servicing agent. The aggregate fees paid to the Distributor pursuant to the Plan and to shareholder servicing agents pursuant to the Administrative Services Plan historically have not exceeded 0.25% and 1.00% per annum of each Fund's average daily net assets of Investor Shares and Class B Shares, respectively. During the period ended April 30, 1998, shareholder servicing fees were as follows:

        New York Tax Free Bond Fund Investor Shares .............. $25,838
        New York Tax Free Bond Fund Class B Shares ...............      75
        Equity Fund Investor Shares ............................... 19,773
        Equity Fund Class B Shares ...............................     125
        Bond Fund Investor Shares ................................   4,991
        Bond Fund Class B Shares .................................      59
        Overseas Equity Fund Investor Shares .....................   5,491
        Overseas Equity Fund Class B Shares ......................      --
        Opportunity Fund Investor Shares .........................  14,065
        Opportunity Fund Class B Shares ..........................      47

    REIMBURSEMENT AND WAIVER OF EXPENSES:
    The Manager has voluntarily agreed to waive a portion of its fees, and to the extent necessary, reimburse the Funds for certain expenses. For the period ended April 30, 1998, expenses of the Funds were voluntarily reduced by amounts as detailed below:
                                                                 AMOUNTS WAIVED/
                                                                   REIMBURSED
                                                                 --------------
    New York Tax-Free Bond Fund - Investor Shares .................  $32,320
    New York Tax-Free Bond Fund - Class B Shares ..................      183
    New York Tax-Free Bond Fund - Adviser Shares ..................   13,154
    Equity Fund - Investor Shares .................................       --
    Equity Fund - Class B Shares ..................................       --
    Equity Fund - Adviser Shares ..................................       --
    Bond Fund - Investor Shares ...................................   12,767
    Bond Fund - Class B Shares ....................................      114
    Overseas Equity Fund - Investor Shares ........................    4,543
    Overseas Equity Fund - Class B Shares .........................       --
    Opportunity Fund - Investor Shares ............................      498
    Opportunity Fund - Class B Shares .............................       --

 4. INVESTMENT TRANSACTIONS. Purchases of and proceeds from sales and maturities of investments, excluding short-term securities, for the Funds for the period ended April 30, 1998 amounted to:

                                                PURCHASES           PROCEEDS
                                               ------------       -----------
    New York Tax-Free Bond Fund ..........     $ 18,290,000       $18,153,522
    Equity Fund ..........................      116,242,120        26,628,537

        During the period ended April 30, 1998, additions and reductions in each Fund's investment in their corresponding Portfolio amounted to:

                                                ADDITIONS          REDUCTIONS
                                               ------------       -----------
    Bond Fund ............................     $ 7,098,148        $ 4,802,888
    Overseas Equity Fund .................       2,951,639          1,504,381
    Opportunity Fund .....................      13,426,049         11,023,194

5. CONCENTRATION OF CREDIT RISK. The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6. CAPITAL SHARE TRANSACTIONS BY SHARE CLASS. Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the period ended April 30, 1998:

                                                                                AMOUNTS
                                            PROCEEDS                            PAID FOR             NET
                                          FROM SHARES        DIVIDENDS           SHARES           INCREASE/
                                             ISSUED          REINVESTED         REDEEMED          (DECREASE)
                                          -----------        ----------        -----------       -----------
  New York Tax-Free Bond Fund -
   Investor Shares ................       $ 5,038,004        $  525,947        $(5,456,394)      $   107,557
  New York Tax-Free Bond Fund -
   Class B Shares .................           191,457             1,074           (105,064)           87,467
  New York Tax-Free Bond Fund -
   Adviser Shares .................           694,386            74,673         (1,557,312)          788,253
  Equity Fund - Investor Shares            18,644,809           764,265        (14,825,089)        4,583,985
  Equity Fund - Class B Shares                481,171               261                 --           481,432
  Equity Fund - Adviser Shares             96,481,348         8,065,774        (10,676,456)       93,870,666

        Transactions in shares of beneficial interest by class for the New York
    Tax-Free Bond and Equity Funds for the year ended October 31, 1997:

                                                                                AMOUNTS
                                            PROCEEDS                            PAID FOR             NET
                                          FROM SHARES        DIVIDENDS           SHARES           INCREASE/
                                             ISSUED          REINVESTED         REDEEMED          (DECREASE)
                                          -----------        ----------        -----------       -----------
  New York Tax-Free Bond Fund -
   Investor Shares ..................       $17,824,243       $593,163        $(4,534,332)      $(13,883,074)
  New York Tax-Free Bond Fund -
   Adviser Shares (a) ...............         1,084,013         87,942           (781,107)           390,848
  Equity Fund - Investor Shares .....         9,098,775        114,750         (1,850,916)         7,362,609
  Equity Fund - Adviser Shares (a)           22,572,866        617,913         (3,149,676)        20,041,103

7.  ANALYSIS OF FUND SHARE TRANSACTIONS FOR THE PERIOD ENDED APRIL 30, 1998

                                                                 SHARES ISSUED
                                                                 IN CONNECTION
                                BEGINNING         SHARES              WITH              SHARES            END OF
                                OF PERIOD          SOLD            REINVESTMENT        REDEEMED           PERIOD
                                ---------         -------        ---------------       --------          ---------
  New York Tax-Free Bond
   Fund -
   Investor Shares .....        1,953,662         469,176             48,924           (506,322)         1,965,440
  New York Tax-Free Bond
   Fund -
   Class B Shares ......               --          17,815                100             (9,930)             7,985
  New York Tax-Free Bond
   Fund -
   Adviser Shares ......          836,354          64,531              6,954           (145,009)           762,830
  Equity Fund - Investor
   Shares ..............          824,033       1,233,720             52,541           (989,565)         1,120,729
  Equity Fund - Class B
   Shares ..............               --          28,768                 16                 --             28,784
  Equity Fund - Adviser
   Shares ..............        4,202,203       6,205,743            554,682           (689,344)        10,273,285

    ANALYSIS OF FUND SHARE TRANSACTIONS FOR THE PERIOD ENDED APRIL 30, 1997

                                                                 SHARES ISSUED
                                                                 IN CONNECTION
                                BEGINNING         SHARES              WITH              SHARES            END OF
                                OF PERIOD          SOLD            REINVESTMENT        REDEEMED           PERIOD
                                ---------         -------        ---------------       --------          ---------
  New York Tax-Free Bond
   Fund -
   Investor Shares .....          616,806       1,716,846             56,958           (436,948)         1,953,662
  New York Tax-Free Bond
   Fund -
   Adviser Shares ......          799,293         103,972              8,468            (75,379)           836,354
  Equity Fund - Investor
   Shares ..............          328,468         623,714              9,004           (137,153)           824,033
  Equity Fund - Adviser
   Shares ..............        2,779,322       1,601,585             49,432           (228,136)         4,202,203

REPUBLIC NEW YORK TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                        FOR THE                                              FOR THE PERIOD
                                      SIX MONTHS                                              MAY 1, 1995
                                         ENDED            FOR THE            FOR THE         (COMMENCEMENT
                                       APRIL 30,         YEAR ENDED         YEAR ENDED      OF OFFERING) TO
                                         1998           OCTOBER 31,         OCTOBER 31,        OCTOBER 31,
                                      (UNAUDITED)           1997               1996               1995
                                      -----------       -----------         ----------      ---------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD..........         $10.64             $10.30             $10.38             $10.00
                                        ------             ------             ------             ------
Income from investment operations:
  Net investment income .......           0.22               0.45               0.54               0.25
  Net realized and unrealized
    gains (losses) on investment
    transactions ..............           0.01               0.36              (0.01)              0.38
                                        ------             ------             ------             ------
Total income from investment
  operations ..................           0.23               0.81               0.53               0.63
                                        ------             ------             ------             ------
Less dividends and distributions:
  Dividends to shareholders
    from net investment income           (0.22)             (0.45)             (0.54)             (0.25)
  Distributions to shareholders
    from net realized gains ...          (0.04)             (0.02)             (0.07)                --
                                        ------             ------             ------             ------
Total dividends and
  distributions ...............          (0.26)             (0.47)             (0.61)             (0.25)
                                        ------             ------             ------             ------
Net change in net asset value
  per share ...................          (0.03)              0.34              (0.08)              0.38
                                        ------             ------             ------             ------
NET ASSET VALUE PER SHARE, END
  OF PERIOD ...................         $10.61             $10.64             $10.30             $10.38
                                        ======             ======             ======             ======
Total return (e) ..............          2.26%(c)           8.22%              4.75%              6.39%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000)     $20,863            $20,794             $6,353             $6,908
  Ratio of expenses to average
    net assets ................          0.95%(b)           0.92%              0.58%              0.50%(b)
  Ratio of net investment
    income to average net
    assets ....................          4.42%(b)           4.46%              4.78%              4.91%(b)
  Ratio of expenses to average
    net assets (a) ............          1.17%(b)           1.55%              2.21%              2.40%(b)
  Ratio of net investment
    income to average net
    assets (a) ................          4.20%(b)           3.83%              3.15%              3.10%(b)
  Portfolio turnover (d) ......         61.60%            163.46%            178.11%            130.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the sales charge of 2.75% which applies for purchases of Investor Shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                                  FOR THE
                                                                   PERIOD
                                                              JANUARY 6, 1998
                                                              (DATE OF INITIAL
                                                                OFFERING) TO
                                                               APRIL 30, 1998
                                                                (UNAUDITED)
                                                              ---------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............       $10.81
                                                                   ------
Income from investment operations:
    Net investment income ..................................         0.09
    Net realized and unrealized gains (losses) on investment
      transactions                                                  (0.20)
                                                                   ------
Total income from investment operations ....................        (0.11)
                                                                   ------
Less dividends and distributions:
    Dividends to shareholders from net investment income ...        (0.09)
    Distributions to shareholders from net realized gains ..           --
                                                                   ------
Total dividends and distributions ..........................        (0.09)
                                                                   ------
Net change in net asset value per share ....................        (0.20)
                                                                   ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................       $10.61
                                                                   ======
Total return (e) ...........................................      (0.35)%(c)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of period (000's) ...................       $   85
    Ratio of expenses to average net assets ................        1.70%(b)
    Ratio of net investment income to average net assets ...        3.67%(b)
    Ratio of expenses to average net assets (a) ............        1.95%(b)
    Ratio of net investment income to average net assets (a)        3.40%(b)
    Portfolio turnover (d) .................................       61.60%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS - ADVISOR SHARES

                                                     FOR THE                          FOR THE PERIOD
                                                    SIX MONTHS        FOR THE           JULY 1, 1996
                                                      ENDED             YEAR          (DATE OF INITIAL
                                                     APRIL 30           ENDED           OFFERING) TO
                                                       1998          OCTOBER 31,        OCTOBER 31,
                                                    (UNAUDITED)         1997               1996
                                                    -----------      -----------      ----------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD        $10.64           $10.30             $10.18
                                                      ------           ------             ------
Income from investment operations:
  Net investment income .......................         0.23             0.46               0.16
  Net realized and unrealized gains on
    investment transactions ...................         0.01             0.36               0.12
                                                      ------           ------             ------
Total income from investment operations .......         0.24             0.82               0.28
                                                      ------           ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income .........................        (0.23)           (0.46)             (0.16)
  Distributions to shareholders from net
    realized gains ............................        (0.04)           (0.02)                --
                                                      ------           ------             ------
Total dividends and distributions .............        (0.27)           (0.48)             (0.16)
                                                      ------           ------             ------
Net change in net asset value per share .......        (0.03)            0.34               0.12
                                                      ------           ------             ------
NET ASSET VALUE PER SHARE, END OF PERIOD ......       $10.61           $10.64             $10.30
                                                      ======           ======             ======
Total return ..................................        2.35%            8.38%              5.02%(e)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) ........       $8,096           $8,901             $8,233
  Ratio of expenses to average net assets .....        0.77%(b)         0.78%              0.60%(b)
  Ratio of net investment income to average net
    assets ....................................        4.60%(b)         4.66%              4.78%(b)
  Ratio of expenses to average net assets (a)          0.89%(b)         1.27%              2.26%(b)
  Ratio of net investment income to average net
    assets (a) ................................        4.48%(b)         4.17%              3.12%(b)
  Portfolio turnover (d) ......................       61.60%          163.46%            178.11%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents total return for Investor Shares from November 1, 1995 to June 30, 1996 plus the total return for Advisor Shares for the period from July 1, 1996 to October 31, 1996.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                        FOR THE                                              FOR THE PERIOD
                                       SIX MONTHS                                            AUGUST 1, 1995
                                         ENDED            FOR THE            FOR THE         (COMMENCEMENT
                                       APRIL 30,        YEAR ENDED         YEAR ENDED      OF OPERATIONS) TO
                                         1998           OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                      (UNAUDITED)           1997               1996               1995
                                      -----------       -----------        -----------     -----------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD..........         $15.00             $11.93             $10.24             $10.00
                                        ------             ------             ------             ------
Income from investment operations:
  Net investment income .......           0.02               0.07               0.19               0.04
  Net realized and unrealized
    gains on investment
    transactions ..............           3.07               3.32               1.67               0.24
                                        ------             ------             ------             ------

Total income from investment
  operations ..................           3.09               3.39               1.86               0.28
                                        ------             ------             ------             ------
Less dividends and distributions:
  Dividends to shareholders
    from net investment income           (0.02)             (0.10)             (0.17)             (0.04)
  Distributions to shareholders
    from net realized gains ...          (0.85)             (0.22)                --                 --
                                        ------             ------             ------             ------
Total dividends and distributions        (0.87)             (0.32)             (0.17)             (0.04)
                                        ------             ------             ------             ------
Net change in net asset value
  per share ...................           2.22               3.07               1.69               0.24
                                        ------             ------             ------             ------

NET ASSET VALUE PER SHARE, END
  OF PERIOD ...................         $17.22             $15.00             $11.93             $10.24
                                        ======             ======             ======             ======
Total return (f) ..............         21.66%(c)          28.92%             18.30%              2.75%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period
    (000's) ...................        $19,295            $12,363             $3,918            $22,092
  Ratio of expenses to average
    net assets ................          1.05%(b)           1.21%              1.28%              1.47%(b)
  Ratio of net investment
    income to average net
    assets ....................          0.31%(b)           0.48%              1.83%              1.59%(b)
  Ratio of expenses to average
    net assets (a) ............          1.05%(b)           1.28%              1.59%              2.44%(b)
  Ratio of net investment
    income to average net
    assets (a) ................          0.31%(b)           0.41%              1.51%              0.62%(b)
  Portfolio turnover (d) ......         16.70%             99.02%             86.18%              2.00%(b)
  Average commission (d)(e) ...        $0.0451            $0.0438            $0.0599                 --

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover and average commission is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(f) The total return is calculated excluding the sales charge of 3.50% which applies to purchases of Investor shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                                  FOR THE
                                                                   PERIOD
                                                              JANUARY 6, 1998
                                                              (DATE OF INITIAL
                                                                OFFERING) TO
                                                               APRIL 30, 1998
                                                                (UNAUDITED)
                                                              ---------------

NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $14.88
                                                                 ------
Income from investment operations:
    Net investment income ..................................      (0.01)
    Net realized and unrealized gains on investment
      transactions .........................................       2.36
                                                                 ------
Total income from investment operations ....................       2.35
                                                                 ------
Less dividends and distributions:
    Dividends to shareholders from net investment income ...      (0.02)
    Distributions to shareholders from net realized gains ..       0.00
                                                                 ------
Total dividends and distributions ..........................      (0.02)
                                                                 ------
Net change in net asset value per share ....................       2.33
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $17.21
                                                                 ======
Total return (f) ...........................................     14.24%(c)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of year (000's) .....................     $  495
    Ratio of expenses to average net assets ................      1.80%(b)
    Ratio of net investment income to average net assets ...      0.44%(b)
    Ratio of expenses to average net assets (a) ............      1.80%(b)
    Ratio of net investment income to average net assets (a)      0.44%(b)
    Portfolio turnover (d) .................................     16.70%
    Average commission (d)(e) ..............................   $0.0451

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover and average commission is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(f) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - ADVISOR SHARES

                                                     FOR THE                         FOR THE PERIOD
                                                    SIX MONTHS        FOR THE         JULY 1, 1996
                                                       ENDED           YEAR         (DATE OF INITIAL
                                                     APRIL 30          ENDED          OFFERING) TO
                                                       1998         OCTOBER 31,        OCTOBER 31,
                                                    (UNAUDITED)         1997               1996
                                                    ----------      -----------     ----------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR ..       $15.01           $11.93             $11.49
                                                      ------           ------             ------
Income from investment operations:
  Net investment income .......................         0.05             0.10               0.08
  Net realized and unrealized gains on
    investment transactions ...................         2.28             3.33               0.42
                                                      ------           ------             ------
Total income from investment operations .......         2.33             3.43               0.50
                                                      ------           ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income .........................        (0.03)           (0.13)             (0.06)
  Distributions to shareholders from net
    realized gains ............................        (0.09)           (0.22)                --
                                                      ------           ------             ------
Total dividends and distributions .............        (0.12)           (0.35)             (0.06)
                                                      ------           ------             ------
Net change in net asset value per share .......         2.21             3.08               0.44
                                                      ------           ------             ------
NET ASSET VALUE PER SHARE, END OF YEAR ........       $17.21           $15.01             $11.93
                                                      ======           ======             ======
Total return ..................................       21.70%(c)        29.28%              4.72%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000's) ..........     $176,908          $63,060            $33,155
  Ratio of expenses to average net assets .....        0.80%(b)         0.96%              0.66%(b)
  Ratio of net investment income to average net
    assets ....................................        0.56%(b)         0.77%              1.93%(b)
  Ratio of expenses to average net assets (a)          0.80%(b)         1.03%              0.97%(b)
  Ratio of net investment income to average net
    assets (a) ................................        0.56%(b)         0.70%              1.62%(b)
  Portfolio turnover (d) ......................       16.70%           99.02%             86.18%
  Average commission (d)(e) ...................      $0.0451          $0.0438            $0.0599

(a) During the year, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover and average commission is calculated on the basis of the Fund as a whole, without distinguishing between the class of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

REPUBLIC BOND FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                                      FOR THE                         FOR THE PERIOD
                                                     SIX MONTHS        FOR THE        AUGUST 26, 1996
                                                       ENDED            YEAR           (COMMENCEMENT
                                                     APRIL 30,          ENDED        OF OPERATIONS) TO
                                                       1998          OCTOBER 31,        OCTOBER 31,
                                                    (UNAUDITED)         1997               1996
                                                    -----------      -----------     -----------------
NET ASSET VALUE PER SHARE, BEGINNING
  OF PERIOD ...................................       $10.50           $10.26             $10.00
                                                      ------           ------             ------
Income from investment operations:
  Net investment income .......................         0.32             0.57               0.10
  Net realized and unrealized gains on
    investment and foreign currency
    transactions ..............................         0.04             0.30               0.26
                                                      ------           ------             ------
Total income from investment operations .......         0.36             0.87               0.36
                                                      ------           ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income .........................        (0.32)           (0.57)                --
  Dividends to shareholders from net
    realized gains ............................         0.00            (0.06)             (0.10)
                                                      ------           ------             ------
Total dividends and distributions .............        (0.32)           (0.63)             (0.10)
                                                      ------           ------             ------
Net change in net asset value per share .......         0.04             0.24               0.26
                                                      ------           ------             ------
NET ASSET VALUE PER SHARE, END OF PERIOD              $10.54           $10.50             $10.26
                                                      ======           ======             ======
Total return (d)...............................        3.20%(c)         8.71%              3.61%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) ..........       $4,742           $2,439                $21
  Ratio of expenses to average net assets .            1.10%(b)         1.10%              1.04%(b)
  Ratio of net investment income to average net
    assets ....................................        5.57%(b)         5.40%              5.23%(b)
  Ratio of expenses to average net assets (a)          1.78%(b)         5.24%            280.50%(b)
  Ratio of net investment income to average net
    assets (a) ................................        4.89%(b)         1.27%          (274.18)%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) The total return is calculated excluding the sales charge of 2.75% which applies to purchases of Investor Shares.

                                 See notes to financial statements.

REPUBLIC BOND FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                              FOR THE PERIOD
                                                             JANUARY 6, 1998
                                                             (DATE OF INITIAL
                                                               OFFERING) TO
                                                              APRIL 30, 1998
                                                               (UNAUDITED)
                                                             ---------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $10.63
                                                                 ------
Income from investment operations:
    Net investment income ..................................       0.18
    Net realized and unrealized gains on investment and
      foreign currency transactions ........................      (0.08)
                                                                 ------
Total income from investment operations ....................       0.10
                                                                 ------
Less dividends and distributions:
    Dividends to shareholders from net investment income ...      (0.18)
    Dividends to shareholders from net realized gains ......       0.00
                                                                 ------
Total dividends and distributions ..........................      (0.18)
                                                                 ------
Net change in net asset value per share ....................      (0.08)
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $10.55
                                                                 ======
Total return (d) ...........................................      0.77%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) .......................     $  219
  Ratio of expenses to average net assets ..................      1.85%(b)
  Ratio of net investment income to average net assets .....      5.22%(b)
  Ratio of expenses to average net assets (a) ..............      2.53%(b)
  Ratio of net investment income to average net assets (a)..      4.54%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.

                      See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                                      FOR THE                         FOR THE PERIOD
                                                     SIX MONTHS        FOR THE        AUGUST 26, 1996
                                                       ENDED            YEAR           (COMMENCEMENT
                                                     APRIL 30,          ENDED        OF OPERATIONS) TO
                                                        1998         OCTOBER 31,        OCTOBER 31,
                                                    (UNAUDITED)         1997               1996
                                                    -----------      -----------     -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD ......................................       $11.57           $10.15             $10.00
                                                      ------           ------             ------
Income from investment operations:
  Net investment income/(loss) ................         0.03           (0.00)*              0.00
  Net realized and unrealized gains on
    investment and foreign currency
    transactions ..............................         1.83             1.43               0.15
                                                      ------           ------             ------
Total income from investment operations .......         1.86             1.43               0.15
                                                      ------           ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income .........................        (0.08)           (0.01)                 --
  Distributions to shareholders from
    net realized gains ........................        (0.07)            0.00*                 --
                                                      ------           ------             ------
Total dividends and distributions .............        (0.15)           (0.01)              0.00
                                                      ------           ------             ------
Net change in net asset value per share .......         1.71             1.42               0.15
                                                      ------           ------             ------
NET ASSET VALUE PER SHARE, END OF PERIOD              $13.28           $11.57             $10.15
                                                      ======           ======             ======
Total return (d)...............................       16.32%(c)        14.08%              1.50%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) ..........       $5,887           $3,660               $142
  Ratio of expenses to average net assets .....        1.79%(b)         1.71%              1.69%(b)
  Ratio of net investment income to average net
    assets ....................................        0.37%(b)        (0.16%)             0.05%(b)
  Ratio of expenses to average net assets (a)          1.99%(b)         4.10%             33.34%(b)
  Ratio of net investment income to average net
    assets (a) ................................        0.17%(b)        (2.55%)          (31.65%)(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) The total return is calculated excluding the sales charge of 3.50% which applies to purchases of Investor Shares.
*   Less than $0.01 per share

                                 See notes to financial statements.

REPUBLIC OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                              FOR THE PERIOD
                                                             JANUARY 6, 1998
                                                             (DATE OF INITIAL
                                                               OFFERING) TO
                                                              APRIL 30, 1998
                                                               (UNAUDITED)
                                                             ---------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $11.45
                                                                 ------
Income from investment operations:
    Net investment income ..................................      (0.01)
    Net realized and unrealized gains on investment and
      foreign currency transactions ........................       1.83
                                                                 ------
Total income from investment operations ....................       1.82
                                                                 ------
Less dividends and distributions:
    Dividends to shareholders from net investment income ...       0.00
    Distributions to shareholders from net realized gains ..       0.00
                                                                 ------
Total dividends and distributions ..........................       0.00
                                                                 ------
Net change in net asset value per share ....................       1.82
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $13.27
                                                                 ======
Total return (d) ...........................................     15.90%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) .......................     $    2
  Ratio of expenses to average net assets ..................      2.54%(b)
  Ratio of net investment income to average net assets .....      0.76%(b)
  Ratio of expenses to average net assets (a) ..............      2.74%(b)
  Ratio of net investment income to average net assets (a)..      0.56%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.
*  Less than $0.01 per share.

                      See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                                FOR THE                              FOR THE PERIOD
                                               SIX MONTHS        FOR THE           SEPTEMBER 23, 1996
                                                 ENDED            YEAR                (COMMENCEMENT
                                               APRIL 30,          ENDED             OF OPERATIONS) TO
                                                  1998         OCTOBER 31,             OCTOBER 31,
                                              (UNAUDITED)         1997                    1996
                                              -----------      -----------          -----------------
NET ASSET VALUE PER SHARE, BEGINNING
  OF PERIOD .............................       $12.37           $ 9.80                   $10.00
                                                ------           ------                   ------
Income from investment operations:
  Net investment loss ...................        (0.07)           (0.07)                      --
  Net realized and unrealized gains
    (losses) on investment transactions .         1.96             2.64                    (0.20)
                                                ------           ------                   ------
Total income (loss) from investment
  operations ............................         1.89             2.57                    (0.20)
                                                ------           ------                   ------
Less dividends and distributions:
  Distributioins to shareholders from net
    realized gains ......................        (0.45)            0.00*                      --
                                                ------           ------                   ------
Total dividends and distributions .......        (0.45)            0.00                       --
                                                ------           ------                   ------
Net change in net asset value per share           1.44             2.57                       --
                                                ------           ------                   ------
NET ASSET VALUE PER SHARE, END OF
  PERIOD ................................       $13.81           $12.37                   $ 9.80
                                                ======           ======                   ======
Total return (d) ........................       16.08%(c)        26.28%                  (2.00)%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) ....      $13,940           $9,983                   $3,184
  Ratio of expenses to average net assets        1.62%(b)         1.55%                    1.22%(b)
  Ratio of net investment loss to average
    net assets ..........................      (1.20)%(b)        (1.05)%                 (0.28)%(b)
  Ratio of expenses to average net
    assets (a) ..........................        1.63%(b)         2.01%                    2.90%(b)
  Ratio of net investment loss to average
    net assets (a) ......................      (1.21%)(b)        (1.51%)                 (2.06)%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) The total return is calculated excluding the sales charge of 3.50% which applies to purchases of Investor Shares.
*  Less than $0.01 per share

                                 See notes to financial statements.

REPUBLIC OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                              FOR THE PERIOD
                                                             JANUARY 6, 1998
                                                                (DATE OF
                                                                INITIAL
                                                              OFFERING) TO
                                                             APRIL 30, 1998
                                                              (UNAUDITED)
                                                            ---------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $11.65
                                                                 ------
Income from investment operations:
    Net investment loss ....................................      (0.03)
    Net realized and unrealized gains (losses) on investment       2.21
                                                                 ------
Total income (loss) from investment operations .............       2.18
                                                                 ------
Less dividends and distributions:
    Distributions to shareholders from net realized gains ..       0.00
                                                                 ------
Total dividends and distributions ..........................       0.00
                                                                 ------
Net change in net asset value per share ....................       2.18
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $13.83
                                                                 ======
Total return (d) ...........................................     18.71%(c)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of period (000's) ...................     $  185
    Ratio of expenses to average net assets ................      2.37%(b)
    Ratio of net investment loss to average net assets .....    (2.17)%(b)
    Ratio of expenses to average net assets (a) ............      2.38%(b)
    Ratio of net investment loss to average net assets (a) .    (2.18)%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.
*   Less than $0.01 per share.

                      See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998

 PRINCIPAL                                                                    VALUE
  AMOUNT    SECURITY DESCRIPTION                                             (NOTE 2)
  ------    --------------------                                             --------
            CORPORATE OBLIGATI0NS - 29.2%
            BANKING - 2.9%
$  650,000  BankAmerica Instit, 144A, 8.070%, due 12/31/26 (a).......      $    700,596
   500,000  First Chicago NBD Instit, 144A, 7.950%, due 12/01/26 (a)            529,977
   575,000  First Union Capital, 8.040%, due 12/01/26 ...............           606,374
    75,000  Great Western Finance, 8.206%, due 01/27/97 .............            79,352
   510,000  Korea Development Bank, 7.350%, due 9/17/04 .............           466,176
   475,000  PNC Instit Capital Trust A, 144A, 7.950%,
              due 12/15/26 (a) ......................................           499,391
   175,000  State Street, 8.035%, due 03/15/27 ......................           187,490
   175,000  Wells Fargo Capital I, 7.960%, due 12/15/26 .............           185,696
   450,000  Wells Fargo Capital A, 144A, 8.125%, due 12/01/26 (a) ...           480,658
   150,000  Wells Fargo Capital B, 144A, 7.950%, due 12/01/26 (a) ...           157,888
                                                                           ------------
                                                                              3,893,598
                                                                           ------------
            BROADCASTING & PUBLISHING - 0.5%
   620,000  Paramount Communications, 8.250%, due 08/01/22 ..........           638,816
                                                                           ------------
            ENERGY - 2.6%
   500,000  Callenergy Co. Inc., 7.63%, 10/15/07 ....................           503,540
   280,000  CMS Energy Corp, 7.375%, due 11/15/00 ...................           282,556
   300,000  Edison Mission, 144A, 7.330%, due 09/15/08 ..............           312,722
   150,000  Excel Paralubes Funding, 144A, 7.430%, due 11/01/15 (a) .           158,226
   190,000  Israel Electric, 144A, 7.250%, due 12/15/06 (a) .........           193,346
   305,000  Israel Electric, 144A, 7.750%, due 12/15/27 (a) .........           305,665
   167,910  Mobile Energy SV, 8.665%, due 01/01/17 ..................           181,226
   345,000  National Power Corp., 7.875%, due 12/15/06 ..............           311,582
   350,000  National Power Corp., 8.400%, due 12/15/16 ..............           313,824
   350,000  Paiton Energy Funding BV, 144A, 9.340%, due 02/15/14 (a)            203,000
   675,000  RAS Laffan Liquid Natural Gas, 144A, 8.294%,
              due 03/15/14 (a) ......................................           703,687
                                                                           ------------
                                                                              3,469,374
                                                                           ------------
            FINANCE - 13.7%
   365,000  Anthem Insurance, 144A, 9.000%, due 04/01/27 (a) ........           390,696
   605,000  Arcadia Automobile Receivable Trust, 97 c A4, 6.375%,
              due 01/15/03 ..........................................           610,366
   750,000  Arcadia Automobile Receivable Trust, 97 d, 6.200%,
              due 05/15/03 ..........................................           752,850
   675,000  Arcadia Automobile Receivable Trust, 98 a A3, 5.900%,
              due 11/15/03 ..........................................           673,886
   710,000  BT Institutional Capital, 144A, 8.090%, due 12/01/26 (a)            741,741
   348,517  Credit Card Receivable Trust, 6.478%, due 12/22/02 ......           347,785
   672,769  Chevy Chase Auto Receivables Trust, 97 4 A, 6.25%,
              due 06/15/04 ..........................................           674,370
   150,000  Dr Structured Financial, 1993-K1 A2, 7.43%,
              due 08/15/18 ..........................................           131,728
   250,000  Dr Structured Financial Trust, 1994-K1 A2, 8.375%,
              due 08/15/15 ..........................................           244,475
   309,241  Dr Structured Financial Trust, 1994-K1 A1, 7.600%,
              due 08/15/07 ..........................................           303,183
    75,000  Dr Structured Financial Trust, 1994-K2, 9.350%,
              due 08/16/94 ..........................................            77,458
   500,000  Equitable Life, 144A, 6.950%, due 12/01/05 (a) ..........           512,823
   475,000  Farmers Insurance Exchange, 144A, 8.625%,
              due 05/01/24 (a) ......................................           548,448
   699,112  First Security Corp., 6.100%, due 04/15/03 ..............           700,497
   600,000  First Union Lehman Brothers, 7.3%, due 12/18/06 .........           629,664
   625,000  Florida Windstorm, 144A, 6.700%, due 08/25/04 (a) .......           628,650
   250,000  Florida Property & Casuality, 144A, 7.375%,
              due 07/01/03 (a) ......................................           259,598
   350,000  Forum Finance Corp., 144A, 7.125%, due 05/15/04 (a) .....           358,054
       825  Home Ownership Funding Corp., 144A, 13.331% (a)(d) ......           797,081
   677,205  Honda Auto Receivable, 97 AA, 5.850%, due 02/15/03 ......           676,697
   430,000  Hutchinson Whampoa Ltd, 7.45%, due 08/01/17 .............           391,270
    70,000  K-Mart Funding Corp., 8.800%, due 07/01/10 ..............            72,122
   575,000  Lehman Large Loan 97 LL1 A2 SEQ, 6.840%, due 10/15/34 ...           591,307
   319,555  Long Beach Auto 97 2 A, 6.690%, due 09/25/044 ...........           320,494
   625,000  Metroplitan Life Insurance, 144A, 7.450%,
              due 11/01/23 (a) ......................................           616,573
   550,000  Nationwide Mutual Life, 144A, 7.500%, due 02/15/24 (a) ..           551,721
   500,000  New York Life, 7.500%, due 12/15/23 .....................           505,171
   870,247  Nissan Auto Receivables Grantor Trust, 6.15%, 02/15/03 ..           872,310
   605,000  Petrozuata Finance, Inc., 144A, 8.220% due 04/01/17(a) ..           633,229
   300,000  Prudential Insurance Co., 8.300%, due 07/01/25 ..........           339,075
   278,338  Smart (CFS) 97 6 A1, 7.710%, due 04/15/06 ...............           279,649
   271,957  Smart (CFS) 98 A A1, 7.450%, due 03/16/06 ...............           271,783
   750,000  UCFC 1997 D A2 SEQ, 6.475%, due 06/15/12 ................           752,490
   275,000  Washington Mutual Capital, 8.375%, due 06/01/27 .........           299,123
   394,630  World Financial, 144A, 6.910%, due 09/01/13 (a) .........           405,483
   750,000  World Financial, 144A, 6.950%, due 09/01/13 (a) .........           772,500
   625,000  World Omni Automobile Lease Securitization, 97 B A2,
              6.080%, due 11/25/03 ..................................           626,000
                                                                           ------------
                                                                             18,360,350
                                                                           ------------
            INDUSTRIAL - 7.6%
   400,000  American Standard Co. 7.375%, due 04/15/05 ..............           393,436
   425,000  AST Research, Inc., 144A, 7.450%, due 10/01/02 (a) ......           392,173
   215,000  Columbia HCA Healthcare, 9.000%, due 12/15/14 ...........           231,443
   325,000  Columbia HCA Healthcare, 9.000%, due 09/15/25 ...........           306,462
    420000  CSC Holdings Inc., 7.880%, due 12/15/07 .................           434,700
   675,000  Fred Myer Inc., 7.375%, due 03/01/05 ....................           674,622
    375000  Glencore Nickel Property Ltd., 9.00%, due 12/01/14 ......           371,636
    380000  Grupo Minero Mexico, 8.250%, due 04/01/08 ...............           376,094
   290,000  Hyundai Semi-Conductor, 144A, 8.625%, due 05/15/07 (a) ..           231,162
    75,000  Hyundai Semi-Conductor, 8.250%, due 05/15/04 ............           $61,536
   370,000  Lenfest Communications, 7.625%, due 02/15/08 ............           367,225
   265,000  Multicanal SA, 10.5%, due 04/15/18                                  268,970
   600,000  Oil Purchase Co., 144A, 7.100%, due 04/30/02 (a) ........           600,690
   370,000  Oxymar, 144A, 7.500%, due 02/15/16 (a) ..................           377,023
   625,000  Petroliam Nasional, 144A, 7.125%, due 10/18/06 (a) ......           579,069
   290,000  Philip Morris Co's.Inc., 7.000%, 07/15/05 ...............           297,580
    65,000  Prime Property Funding, 6.800%, due 08/15/02 ............            65,694
   420,000  Prime Property Funding, 144A, 7.000%, due 08/15/04 (a) ..           426,682
   585,000  Qwest Communications International, 8.290%,
              due 02/01/08 ..........................................           402,919
   250,000  Reliance Industries, 8.25%, due01/15/27 .................           233,490
   425,000  Rhone Poulenc Rorer Inc., 8.62%, 01/05/21, due 01/05/21 .           468,541
   360,000  Samsung Electronics, 7.450%, due 10/01/02 ...............           332,194
   341,316  Scotia Pacific Holdings, 144A, 7.950%, due 07/20/15 (a) .           356,664
 3,125,000  Treuhandanstalt, 7.375%, due12/02/02 ....................         1,935,424
                                                                           ------------
                                                                             10,185,429
                                                                           ------------
            RETAIL - 0.3%
   464,000  Southland Corp., 5.000%, due 12/15/03 ...................           397,880
                                                                           ------------
            TELECOMMUNICATIONS - 0.8%
   200,000  Rogers Cable Systems, 10.000%, due 03/15/05 .............           221,500
   200,000  Rogers Cantel, Inc., 144A, 8.300%, due 10/01/07 (a) .....           198,000
   795,000  Teleport Communications, 11.125% due 07/01/07 ...........           687,675
                                                                           ------------
                                                                              1,107,175
                                                                           ------------
            TRANSPORTATION - 0.8%
   435,000  Continental Airlines, 6.648%, due 09/15/17 ..............           435,857
   175,000  Jet Equipment Trust, 144A, 10.000%, due 06/15/12 (a) ....           220,899
   395,000  Union Pacific Co., 6.625%, due 02/01/08 .................           390,540
                                                                           ------------
                                                                              1,047,296
                                                                           ------------
            OTHER - 0.1%
   185,000  ESI Tractebel, 7.99%, due 12/30/11 ......................           184,530
                                                                           ------------
            TOTAL CORPORATE OBLIGATIONS
              (COST $38,729,722) ....................................        39,284,448
                                                                           ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 15.7%
   425,000  Advanta Mortgage Loan Trust 8.08%, due 11/25/25 .........           447,971
   274,942  Alliance Hel 96 2 A6 8.300%, due 09/25/27 ...............           291,359
   499,001  Alcoa Aluminium 96-1, 144A, 7.500%, due 12/16/08 (a) ....           499,366
   102,479  American Soutwest Financial Securities Corp 7.300%,
              due 01/18/09 ..........................................           104,337
 4,821,369  American Soutwest Financial Securities Corp 1.080%,
              due 01/18/09 ..........................................           199,701
   150,000  American Soutwest Financial Securities Corp 7.400%,
              due 11/17/04 ..........................................           154,101
   162,811  Asset Securitization Corp. 95 d1 A1 7.590%, due 08/11/27            171,573
 1,148,673  Asset Securitization Corp. 95 md4 CS2 IO 2.360%,
              due 08/13/29...........................................           197,216
   500,000  Asset Securitization Corp. 96 md6 A1B SEQ 6.880%,
              due 11/13/26 ..........................................           515,330
   275,000  Asset Securitization Corp. 96 MDS A;SEQ 7.040%,
              due 11/13/26 ..........................................           286,275
 1,011,729  Asset Securitization Corp. 95 md4 A1 7.100%,
              due 08/13/29 ..........................................         1,050,822
   300,000  BSMSI 96 09 L NAS, 8.000%, due 12/25/27 .................           310,422
   350,000  CIT Group Home Equity Loan Trust 97-1 A3, 6.250%,
              due 09/15/11 ..........................................           350,175
   575,000  Commercial Mortgage Acceptance Corp., 1997, MLL1 A2, SEQ,
              6.53%, due 12/15/30 ...................................           581,751
   141,729  Countrywide Mortgage Backed Securities, Inc., 93 C A11,
              6.500%, due 01/25/24 ..................................           138,376
   275,000  Delta Funding Home Equity Loan Trust 96-1 A7, 7.950%,
              due 06/25/27 ..........................................           292,361
   393,216  Daimler-Benz AGT 1997-A Class A, 6.050%, due 03/20/05 ...           393,947
 2,725,572  DLJ Mortage Acceptance Corp. 1997 CF1 S IO, 1.097%,
              due 03/15/17 ..........................................           171,193
   900,000  Empire Funding Home Loan Owner Trust 97-3 A4, 7.160%,
              due 04/25/23 ..........................................           908,748
   700,000  Empire Funding Home Loan Owner Trust 97-5 A2, 6.590%,
              due 05/25/14 ..........................................           702,240
   525,000  Empire Funding Home Loan Owner Trust 97-4 A2, 7.160%,
              due 05/25/12 ..........................................           529,394
   650,000  EQCC Home Equity Loan Trust 98 1 A1F, 6.21%,
              due 12/15/07 ..........................................           649,935
   142,125  First Boston Mortgage Securities Corp. 93-5 B1, 7.300%,
              due 07/25/23 ..........................................           142,480
   315,000  First Plus Home Loan Trust 97-3 A2, 6.480%, due 09/10/08            316,049
   310,000  First Plus Home Loan Trust 97-3 A3, 6.570%, due 10/10/10            312,356
   350,000  First Plus Home Loan Trust 97-4 A3, 6.300%, due 11/01/97            350,182
   325,000  First Plus Home Loan Trust 97-4 A3, 6.400%, due 11/01/97            326,248
 2,297,918  GMAC 96 C1 X2 I0, 1.967%, due 03/15/21 ..................           186,706
 5,500,000  GMAC 97 C2 X I/0, 1.2732%, due 04/15/29 .................           413,875
   525,000  GS Mortgage Securities Corp. 97-GL A2D, 6.940%,
              due 07/13/30 ..........................................           544,115
 1,294,104  GS Mortgage Securities Corp. 97-GL X2 IO, 1.070%,
              due 07/13/30 ..........................................            65,404
   398,496  Headlands Mortgage Securities, Inc. 97-5 AI5, 7.250%,
              due 11/25/27 ..........................................           402,302
   525,000  JP Morgan Commercial 1997 C5 A2, 7.069%, due 09/15/29 ...           544,068
   192,838  Independent National Mortgage Corp., 1994-O B1 ..........           202,123
   288,206  LB Commercial Conduit Mortgage Trust 96 C2 A Seq, 7.420%,
              due 10/25/26 ..........................................           301,686
 5,743,062  LB Commercial Conduit Mortgage Trust 98 C1 IO, 1.199%,
              due 02/18/30 ..........................................           380,765
 3,969,843  Merrill Lynch Mortgage Investors 1995 C1 IO, 2.188%,
              due 05/25/15 ..........................................           188,488
   225,000  Merrill Lynch Mortgage Investors 1996 C1 A3, 7.420%,
              due 04/25/28 ..........................................           235,595
 1,305,125  Merrill Lynch Mortgage Investors 1996 C2 IO, 1.532%,
              due 11/21/28 ..........................................           109,161
   800,000  Midland Realty Acceptance Corporation ...................           834,512
   150,000  Mortgage Capital Funding 1995 MC1 A1B, 7.600%,
              due 05/25/27 ..........................................           153,426
   600,000  Mortgage Capital Funding, Inc. 97-MC1 A3, 7.288%,
              due 03/20/07 ..........................................           629,184
   350,000  Rali 96 QS8 A13 NAS, 7.750%, due 12/25/26 ...............           361,151
   625,000  Rali 97 QS3 A8 NAS, 7.250%, due 09/25/27 ................           631,194
   375,000  Rali 97 QS3 A8 NAS, 7.750%, due 04/25/27 ................           386,040
   850,000  Rali 98 QS4 L NAS, 7.000%, due 03/25/28 .................           845,520
   825,000  Rali 98 QS2 L NAS, 7.000%, due 02/25/28 .................           820,132
 1,000,000  Residential Asset Securitization Trust, 98 1 A$ NAS,
              due 03/15/28 ..........................................           983,180
   250,000  Salomon 97 tzh A2, 7.140%, due 03/24/22 .................           258,955
   625,000  WFS Financial Owner Trust 97D A3, 6.250%, due 03/20/02 ..           626,837
   570,000  WFS Financial Owner Trust 97C A3, 6.100%, due 03/20/02 ..           570,638
                                                                           ------------

            TOTAL COLLATERALIZED MORTGAGE
              OBLIGATIONS (COST $21,139,594) ........................        21,068,965
                                                                           ------------

            ASSET-BACKED OBLIGATIONS - 0.9%
   200,000  Airtcraft Lease Portfolio Securitization Ltd 7.800%,
              due 09/15/04 ..........................................           200,240
   298,478  Airtcraft Lease Portfolio Securitization Ltd 9.3500%,
              due 09/15/04 ..........................................           303,636
   347,985  ICI Funding Corp 97-2 1A8, 8.000%, due 07/25/28 .........           359,302
   300,000  IMC Home Equity 96 3 A7, 8.050%, due 08/25/26 ...........           314,874
                                                                           ------------

            TOTAL ASSET BACKED OBLIGATIONS
              (COST $1,162,983) .....................................         1,178,052
                                                                           ------------
            U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 56.6%
            FEDERAL HOME LOAN MORTGAGE CORPORATIONS - 14.7%
   290,767  PL#A01521, 9.500%, due 12/01/16 .........................           309,939
   695,715  PL#A01706, 10.000%, due 06/01/17 ........................           770,324
 3,950,000  TBA July, 6.500%, due 04/15/28 ..........................         3,908,248
 6,500,000  TBA June, 7.500%, due 04/15/28 ..........................         6,664,515
 1,700,000  TBA June, 6.500%, due 06/15/28 ..........................         1,683,884
 6,500,000  TBA June, 6.500%, due 06/15/28 ..........................         6,438,380
                                                                           ------------
                                                                             19,775,290
                                                                           ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 25.9%
   113,704  93 205 G PO, due 09/25/23, 6.440% (e) ...................            83,766
   833,280  92-89 SQ IO, 3.300%, due 06/25/22 .......................            62,421
   561,618  94-50 FD MTG FLTR, 6.200%, due 03/25/24 .................           563,415
   963,056  96 5 NH PO, due 04/25/24 ................................           675,873
   410,688  96 11 V PO, due 09/25/23 ................................           315,860
   110,000  96 14 PC PO, due 12/25/23 ...............................            77,473
   110,000  96 46 PB PO, due 09/25/23 ...............................            85,712
    86,271  96 54 O PO, due 11/25/23 ................................            61,062
   175,000  97 3 E PO, due 12/25/23 .................................           138,390
 1,000,000  97 30 SP INV I0, due 04/25/22 ...........................           136,777
   349,531  97 70 FA FLTR, 6.137%, due 07/18/20 .....................           351,415
 1,591,128  98 22 FA FLTR, 6.025%, due 04/18/28 .....................         1,594,326
   154,411  PC#044176 CL, 10.000%, due 06/01/20 .....................           170,163
    11,313  PC#075414 CL, 10.000%, due 05/01/19 .....................            12,467
     8,783  PC#082406 CL, 10.000%, due 09/01/19 .....................             9,680
    23,285  PC#082931 CL, 10.000%, due 10/01/19 .....................            25,660
    49,292  PC#083435 CL, 10.000%, due 11/01/19 .....................            54,327
    19,809  PC#083880 CL, 10.000%, due 11/01/19 .....................            21,832
    12,378  PC#084964 CL, 10.000%, due 11/01/19 .....................            13,640
     9,815  PC#087291 CL, 10.000%, due 01/01/20 .....................            10,817
     6,436  PC#088027 CL, 10.000%, due 01/01/20 .....................             7,093
    26,384  PC#088383 CL, 10.000%, due 11/01/18 .....................            29,075
    74,233  PC#124783 CL, 10.500%, due 12/01/16 .....................            81,451
    82,655  PC#303157 CL, 10.000%, due 05/01/22 .....................            90,487
   567,082  PC#323073 CL, 10.500%, due 02/01/28 .....................           638,993
   426,988  GP#D18976 D1 10.000%, due 03/01/20 ......................           473,457
 1,300,000  TBA June, 6.500%, due 04/15/28 ..........................         1,286,259
 9,250,000  TBA July, 6.500%, due 03/25/28 ..........................         9,142,053
 6,700,000  TBA June, 6.500%, due 06/15/28 ..........................         6,629,181
 8,950,000  TBA June, 6.500%, due 06/15/28 ..........................         8,855,399
 1,150,000  TBA May, 10.500%, due 05/15/28 ..........................         1,280,813
 1,148,336  Strip 249 PO, due 10/25/23, 6.720% (e) ..................           813,711
   898,989  Strip 282 PO, due 09/01/25 ..............................           674,062
   448,082  Strip 287 PO, due 12/17/07 ..............................           315,002
                                                                           ------------
                                                                             34,782,112
                                                                           ------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.2%
    70,761  PL#038500, 11.000%, due 01/15/10 ........................            78,346
    47,381  PL#038712 SF, 11.000%, due 03/15/10 .....................            52,459
    35,659  PL#039798 SF, 11.000%, due 06/15/10 .....................            39,482
    75,456  PL#041650, 11.000%, due 08/15/10 ........................            83,544
    68,295  PL#041840, 11.000%, due 08/15/10 ........................            75,615
    87,907  PL#042490 SF, 11.000%, due 07/15/10 .....................            97,330
    54,070  PL#043699, 11.000%, due 09/15/10 ........................            59,865
    50,375  PL#044103, 11.000%, due 09/15/10 ........................            55,775
    21,432  PL#150312, 11.500%, due 02/15/16 ........................            24,091
    37,668  PL#163997, 10.500%, due 08/15/16 ........................            41,293
    26,538  PL#164353, 10.500%, due 06/15/16 ........................            29,092
   103,027  PL#278742, 10.500%, due 09/15/19 ........................           112,943
   527,177  PL#780066 SP, 10.500%, due 12/15/20 .....................           594,129
   305,036  PL#780378, 11.000%, due 01/15/19 ........................           349,260
   321,019  PL#780384, 11.000%, due 12/15/17 ........................           368,138
   540,238  PL#780472, 10.000%, due 03/15/25 ........................           601,652
   121,696  PL#780517, 10.500%, due 01/15/18 ........................           137,198
   825,440  PL#780614, 11.000%, due 03/15/18 ........................           945,113
   171,927  PL#780127 SP, 10.500%, due 04/01/25 .....................           193,762
   323,361  PL#780164, 10.000%, due 12/15/17 ........................           360,560
   892,834  PL#780203, 9.500%, due 12/15/17 .........................           979,850
   717,952  PL#780311, 9.500%, due 12/15/21 .........................           784,607
   925,000  PL#780784, 10.000%, due 04/15/28 ........................         1,030,154
 2,548,461  PL#80114, 6.000%, due 09/20/27 ..........................         2,588,217
   329,505  PL#080156, 6.500%, due 01/20/28 .........................           334,942
 1,473,839  PL#080171, 6.500%, due 02/20/28 .........................         1,498,599
    60,792  PL#080171, 6.500%, due 02/20/28 .........................            61,831
   247,412  PL#8599, 7.000%, due 02/20/25 ...........................           252,929
   760,267  PL#8613 AR 7.000%, due 03/20/25 .........................           777,297
 1,084,261  PL#8621, 7.375%, due 04/20/25 ...........................         1,108,657
   723,740  PL#8623 G2AR, 7.375%, due 04/20/25 ......................           740,242
   480,132  PL#8631, 7.375%, due 05/20/25 ...........................           490,791
   243,883  PL#8634, 7.375%, due 05/20/25 ...........................           249,321
   662,525  PL#8643, 7.375%, due 06/20/25 ...........................           677,167
   439,515  PL#8646, 7.375%, due 06/20/25 ...........................           449,317
   289,789  PL#8663, 7.000%, due 07/20/25 ...........................           296,367
    27,593  PL#120587, 13.500%, due 11/15/14 ........................            31,957
    44,842  PL#136224, 10.000%, due 11/15/15 ........................            50,001
   133,805  PL#164356, 10.500%, due 06/15/16 ........................           148,948
    90,783  PL#199010, 10.000%, due 01/15/17 ........................           100,408
    54,788  PL#227192, SF, 10.000%, due 06/15/19 ....................            60,679
    58,351  PL#253821, SF, 10.000%, due 10/15/18 ....................            64,984
    50,832  PL#257153, 10.000%, due 11/15/18 ........................            56,611
    49,937  PL#258345, SF, 10.000%, due 06/15/19 ....................            55,306
    47,019  PL#265085, 10.000%, due 04/15/19 ........................            52,074
    55,863  PL#266007, SF, 10.000%, due 09/15/19 ....................            61,870
    52,488  PL#271874, SF, 10.000%, due 04/15/19 ....................            58,131
   163,698  PL#282210, 10.500%, due 11/15/19 ........................           182,424
    64,088  PL#301274, SF, 10.000%, due 01/15/21 ....................            70,954
   175,154  PL#780081, 10.000%, due 02/15/25 ........................           195,066
                                                                           ------------
                                                                             17,809,348
                                                                           ------------
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 2.8%
    76,529  PL#555201, 11.000%, due 09/01/16 ........................            84,660
   272,067  PL#555283, 10.000%, due 09/01/17 ........................           300,011
   265,000  1632 SA INV FLTR, due 11/15/23 (c) ......................           237,334
    61,648  1709 H PO, due 01/15/24 .................................            39,609
    60,000  1813 K PO, due 02/15/24 .................................            50,640
   115,000  1844 PC PO, due 03/15/24 ................................            89,619
    65,000  1887 I PO, due 10/15/22 .................................            51,454
   565,000  2084 FC MTG FLTR, due 04/25/28 ..........................           566,497
   898,074  2030 F MTG FLTR, due 02/15/28 ...........................           904,216
   829,496  1710D MTG FLTR, due 06/15/20 ............................           834,863
   246,374  1933 FO COM FLTR, due 03/15/25 ..........................           247,536
   142,424  19332084 FM CMO FLTR, due 03/15/25 ......................           143,096
    61,676  GP#180881, 10.500%, due 10/01/11 ........................            67,419
    73,321  PL#308433, 10.500%, due 11/01/18 ........................            80,149
                                                                           ------------
                                                                              3,697,103
                                                                           ------------
            TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS (COST $75,340,584) ........................        76,063,853
                                                                           ------------
            U.S. TREASURY OBLIGATIONS - 14.4%
 2,825,000  U.S. Treasury Note, Inflation Index, 3.625%, due 01/15/08         2,806,520
 3,200,000  U.S. Treasury Note, Inflation Index, 6.375%, due 03/31/01         3,262,998
 7,000,000  U.S. Treasury Note, Inflation Index, 5.625%, due 02/28/01         7,002,184
 2,675,000  U.S. Treasury Note, Inflation Index TIP, 3.625%,
              due 07/15/02 ..........................................         2,674,818
 3,650,000  U.S. Treasury Note, Inflation Index, 3.375%, due 01/15/07         3,612,438
                                                                           ------------
            TOTAL U.S. TREASURY OBLIGATIONS
              (COST $19,415,066) ....................................        19,358,958
                                                                           ------------
            YANKEE BONDS - 1.1%
   795,000  Republic of Argentina, 5.250%, due 03/31/23 .............           604,200
   570,000  Republic of Colombia, 8.750%, due 02/15/16 ..............           550,929
   310,000  Republic of Korea, 8.875%, due 04/15/08 .................           305,015
                                                                           ------------
            TOTAL YANKEE BONDS (COST $1,375,674) ....................         1,460,144
                                                                           ------------
            SHORT TERM INVESTMENTS - 12.1%
 4,367,422  Dreyfus Cash Management Fund 288 Money Market Fund ......         4,367,422
 8,000,000  Federal Home Loan Mortgage Corp Discount Note,
              due 05/18/98 ..........................................         7,966,550
 4,000,000  Federal Home Loan Mortgage Corp Discount Note,
              due 05/29/98 ..........................................         3,976,557
                                                                           ------------
            TOTAL SHORT TERM INVESTMENTS
              (COST $16,310,529) ....................................        16,310,529
                                                                           ------------

TOTAL INVESTMENTS --130.0%
  (Identified Cost $173,474,152) (f) ................................       174,724,949

OTHER LIABILITIES IN EXCESS OF ASSETS - (30.0)% .....................       (40,295,350)
                                                                           ------------
NET ASSETS - 100.0% .................................................      $134,429,599
                                                                           ============
PO  -  Principal only
IO  -  Interest only
PL# -  Pool Number
PC# -  Pool Number
CL  -  Conventional Loan
TBA -  Pool Number to be Announced

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Security purchased on a delayed delivery basis.
(c) Represents a variable rate note. Interest rate disclosed represents current rate at
    April 30, 1998.
(d) Preferred Stock.
(e) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

                           See notes to financial statements

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS -- APRIL 30, 1998
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                        PRINCIPAL                                 NET
                                          VALUE                                UNREALIZED
    EXPIRATION                            LOCAL                     VALUE    APPRECIATION/
       DATE       CONTRACT TO DELIVER    CURRENCY     COST US$    (NOTE 2)   (DEPRECIATION)
       ----       -------------------    --------     --------    --------   --------------
CONTRACTS TO SELL:
7/29/98           Deutsche Mark          3,535,000   $1,990,372   $1,981,436     $  8,936
                                                                                 --------

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS
                                                                                  NET
                                                                              APPRECIATION
    EXPIRATION     NUMBER OF                                      CONTRACT   (DEPRECIATION)
       DATE        CONTRACTS    CONTRACTS                          VALUE      OF CONTRACTS
       ----        ---------    ---------                          -----      ------------
SOLD
06/30/98              21        US 10YR Note Futures June 98     $2,358,563    $  (9,056)
06/30/98              33        US 10YR Note Futures June 98      3,706,312      (44,138)
06/30/98              15        US 10YR Note Futures June 98      1,684,688      (20,999)
06/30/98              25        US 10YR Note Futures June 98      2,807,813      (26,406)
06/30/98              13        US 10YR Note Futures June 98      1,460,063      (14,137)
06/30/98              15        US Long Bond (CBT)                1,803,281        3,258
06/30/98              15        US Long Bond (CBT)                1,803,281        3,375
06/30/98              25        US Long Bond (CBT)                3,005,469        4,063
                                                                               ---------
NET UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS                          $(104,040)
                                                                               =========

                           See notes to financial statements

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998

                                                                               VALUE
SECURITY DESCRIPTION                                            SHARES        (NOTE 2)
COMMON STOCKS - 92.0%
ARGENTINA - 1.0%
Perez Companc ADR ..................................             65,799     $    796,260
Telecom Argentina ADR ..............................             42,700        1,537,200
YPF Sociedad Anonima ADR ...........................              6,000          209,250
                                                                            ------------
                                                                               2,542,710
                                                                            ------------
AUSTRALIA - 4.3%
Broken Hill Proprietary ADR ........................             83,800        1,655,050
Broken Hill Proprietary ............................             24,000          234,882
Coca-Cola Amatil Ltd. ..............................            195,569        1,492,916
Coles Myer Ltd. ....................................            249,500        1,207,874
Lend Lease Corp., Ltd. .............................             61,781        1,418,877
News Corp., Ltd.. ADS ..............................             40,000        1,092,500
Western Mining Corp. Holding Ltd. (b) ..............            354,951        1,264,473
Westpac Banking Corp. ..............................            340,000        2,284,880
                                                                            ------------
                                                                              10,651,452
                                                                            ------------
BRAZIL - 0.5%
Centrais Electro Brasil ADR ........................             52,400        1,177,145
                                                                            ------------
CANADA - 8.5%
Bank of Montreal ...................................             41,000        2,236,285
Bombardier Inc. Class B ............................             62,600        1,689,703
Inco Ltd. ..........................................             35,430          622,239
Inco Ltd., Class VBN ...............................              6,550           78,551
National Bank of Canada ............................             52,100        1,074,753
Newcourt Credit Ltd. ...............................             37,800        1,855,571
Northern Telecom Ltd. ..............................             40,000        2,435,000
Northern Telecom Ltd. ..............................              7,000          426,104
Rogers Communications, Class B (b) .................             53,000          331,250
Royal Bank of Canada ...............................             48,500        2,896,332
Seagrams Co., Ltd. .................................             20,300          866,556
Suncor Ltd. ........................................             46,000        1,581,250
The Bank of Nova Scotia ............................             55,000        1,509,563
Thomson Corp. ......................................            115,000        3,461,942
                                                                            ------------
                                                                              21,065,099
                                                                            ------------
FINLAND - 2.6%
Nokia AB-A .........................................             10,800          722,250
Nokia Oyj-A ........................................             54,000        3,623,595
UPM-Kymmene ........................................             70,000        2,104,112
                                                                            ------------
                                                                               6,449,957
                                                                            ------------
FRANCE - 5.4%
Bougues ............................................              9,344        1,474,837
Peugeot SA .........................................             18,000        3,125,489
Renault SA (b) .....................................             29,300        1,359,617
Sidel ..............................................             16,000        1,224,116
Synthelabo .........................................             11,600        1,746,029
Societe National Elf-Aquitaine .....................              6,915          907,432
Television Francaise ...............................             10,000        1,405,405
Valeo ..............................................             20,400        2,028,973
                                                                            ------------
                                                                              13,271,898
                                                                            ------------
GERMANY - 5.9%
Bayerische Motoren Werke AG ........................              2,000        2,208,527
Mannesmann AG ......................................              8,950        7,107,889
Metallgesellschaft AG ..............................             69,200        1,456,903
Munchener Ruck INH .................................              1,250          421,767
Munchener Ruck Nam 50% paid ........................              1,900          868,911
Siemens AG .........................................             10,000          585,594
Volkswagen AG ......................................              2,600        2,072,112
                                                                            ------------
                                                                              14,721,703
                                                                            ------------
HONG KONG - 2.1%
Citic Pacific Ltd. .................................            230,000          706,687
Hong Kong Electric Holdings (b) ....................            254,000          780,429
Hong Kong Telecom ..................................            980,000        1,834,495
Hong Kong Telecom Ltd. .............................             17,000          328,312
Hysan Development ..................................            580,000          823,651
Swire Pacific, Class A .............................            153,000          764,407
                                                                            ------------
                                                                               5,237,981
                                                                            ------------
INDONESIA - 0.1%
Pt Indonesia Satellite ADR .........................             12,000          169,500
                                                                            ------------
IRELAND - 0.2%
Allied Irish Banks Plc .............................             40,100          558,827
                                                                            ------------
ITALY - 4.0%
Alleanza Assicuraz Di Risp It 2000 .................             55,000        1,648,618
Alleanza Assicurazioni SpA Azione Nom ..............                300            3,787
ENI SpA ............................................            287,400        1,927,421
Telecom Italia Mobile-DrNc ITL100 ..................            988,000        3,561,924
Telecom Italia SpA ITL 1000 ........................            163,611        1,233,588
Telecom Italia SpA RNC .............................            310,000        1,635,690
                                                                            ------------
                                                                              10,011,028
                                                                            ------------
JAPAN - 17.2%
Adventest Corp. ....................................             33,077        2,226,986
Asahi Breweries Ltd. ...............................            256,000        3,356,139
Chudenko Corp. .....................................              7,865          182,063
Dai-Nippon Screen ..................................            160,000          744,383
DDI Corp ...........................................                250          633,558
Fuji Photo Film ....................................             25,000          890,763
Higashi Nihon House ................................             32,000          137,983
Hirose Electronics Co. Ltd. ........................             34,000        1,720,705
Honda Motor Co., Ltd. ..............................             40,000        1,452,455
Honda Motor Co., Ltd. ADR ..........................              6,000          436,875
Hoya Corp. .........................................              2,000           66,268
Japan Airlines (b) .................................            280,000          851,502
Jusco Co. ..........................................             57,000          920,607
Kawasaki Kisen .....................................            122,000          179,968
Kokusai Electric ...................................             85,000          723,391
Kyocera Corp. ......................................             24,100        1,265,255
Kyocera Corp. ADR ..................................              3,000          316,500
Minebea Co., Ltd. ..................................            118,000        1,321,129
Mitsubishi Chemical Corp. ..........................                500              908
Mitsui Fudosan .....................................            126,000        1,151,434
Murata Manufacturing Co., Ltd. .....................             43,000        1,239,352
NEC Corp. ..........................................            126,000        1,420,228
Nichiei Co., Ltd. ..................................             18,040        1,426,114
Nikon Corp. ........................................            213,000        1,890,075
Nintendo Corp. .....................................             14,300        1,293,804
Nippon Telegraph & Telephone Corp. .................              1,630        1,430,365
Nomura Securities Co., Ltd. ........................            133,000        1,624,896
Sakura Bank Ltd. ...................................            170,000          585,143
Sankyo Co., Ltd. ...................................             53,500        1,327,483
Sekisui House Ltd. .................................            128,000        1,001,226
Shiseido Co. .......................................             84,000        1,108,858
Soft Bank Corp. ....................................             20,286          936,112
Sony Corp. .........................................             23,200        1,932,310
Sumitomo Bank ......................................             85,000          803,767
Sumitomo Marine & Fire .............................             42,000          250,685
Sumitomo Realty & Development ......................            158,000          758,983
Suzuki Motor Corp. .................................            101,000          869,491
Takefugi Corp. .....................................             11,500          604,622
Tokyo Electron Ltd. ................................             55,400        2,179,287
Wako Securities ....................................            158,000          251,002
Yasuda F&M Insurance ...............................            244,000        1,107,497
                                                                            ------------
                                                                              42,620,172
                                                                            ------------
KOREA - 0.6%
Samsung Electronics GDR (b) ........................             53,520        1,506,588
                                                                            ------------
MALAYSIA - 0.3%
Edaran Otomobil Berhad .............................            100,000          171,582
Malaysian Airline System BHD .......................            412,000          328,054
New Straits Times Press Berhad .....................             31,000           34,906
Sime Darby Berhad ..................................            361,000          319,383
                                                                            ------------
                                                                                 853,925
                                                                            ------------
MEXICO - 2.6%
Cemex de CV SA ADR (b) .............................            130,000        1,543,542
Grupo Financiero Banamex Series "L" Shares .........             47,137          120,487
Grupo Financieri Banamex Accival series "B" NPV ....            147,000          458,861
Panamerican Beverages, Inc., Class A ...............             55,000        2,193,125
Telefonos De Mexico ADR ............................             37,900        2,146,088
                                                                            ------------
                                                                               6,462,103
                                                                            ------------
NETHERLANDS - 4.4%
Aegon NV ...........................................             18,500        2,400,337
ASM Lithography Holding NV .........................             34,000        3,088,001
KON AHOLD NV .......................................             69,690        2,174,253
Philips Electronics NV .............................             27,100        2,388,848
Philips Electronics NV ADR .........................              8,000          720,000
                                                                            ------------
                                                                              10,771,439
                                                                            ------------
NEW ZEALAND - 0.3%
Telecom New Zealand ................................            130,300          619,309
                                                                            ------------
NORWAY - 1.9%
Norsk Hydro ASA ....................................             49,600        2,475,043
Norsk Hydro ASA ADR ................................              3,300          165,000
Orkla AS A-AKSJER (b) ..............................             17,000        2,015,855
                                                                            ------------
                                                                               4,655,898
                                                                            ------------
PORTUGAL - 0.9%
Portugal Telecom S.A. ADR ..........................             40,400        2,171,500
                                                                            ------------
SINGAPORE - 0.6%
City Developments ..................................             35,000          151,453
Singapore Press Holdings Ltd. ......................            111,522        1,232,871
                                                                            ------------
                                                                               1,384,324
                                                                            ------------
SOUTH AFRICA - 0.8%
De Beers Consolidated Mines Ltd. ...................             79,000        2,034,250
                                                                            ------------
SPAIN - 1.7%
Corporacion Mapfre ESB 500 .........................             18,676          733,306
Telefonica De Espana ...............................             85,900        3,587,157
                                                                            ------------
                                                                               4,320,463
                                                                            ------------
SWEDEN - 7.1%
ABB Ab-A ...........................................            127,000        2,059,850
Astra AB A Shares ADR ..............................             32,000          658,000
Astra AB A-F .......................................            227,733        4,679,627
Ericsson AB B Free .................................             64,760        3,414,720
Ericsson LM Telephone ADR ..........................              8,900          457,794
Hennes & Mauritz AB A-F ............................             42,500        2,213,513
Incentive AB-B .....................................             12,000        1,158,484
Sparbanken Sverige Class A .........................             90,000        2,814,790
                                                                            ------------
                                                                              17,456,778
                                                                            ------------
SWITZERLAND - 4.2%
Asea Brown Boverei AG A Inhaber ....................                450          738,098
Credit Suisse Holdings Group, Registered ...........              5,160        1,135,351
Holderbank Finan Glaris Bearer .....................              1,630        1,725,857
Nestle .............................................              1,589        3,083,071
Novartis AG Registered .............................              2,394        3,958,608
                                                                            ------------
                                                                              10,640,985
                                                                            ------------
TAIWAN - 0.7%
Taiwan Semiconductor ADR (b) .......................             76,800        1,886,400
                                                                            ------------
UNITED KINGDOM - 13.9%
Bank of Scotland ...................................            129,700        1,602,000
BICC Plc ...........................................            120,090          337,429
BOC Group ..........................................            126,800        2,152,011
British Petroleum Plc ..............................             46,000          727,036
British Petroleum Plc ADR ..........................             24,400        2,305,800
CaradonPlc .........................................            400,000        1,294,515
Electrocomponents Plc ..............................             95,000          923,931
English China Clays Plc ............................            192,857          795,094
Enterprise Oil Plc .................................            100,000          923,220
Lucasvarity ........................................             77,700          348,275
Morgan Crucible Company Plc ........................            151,800        1,145,709
National Westminister Bank Plc .....................            153,876        3,063,276
Reckitt and Colman Plc .............................            129,390        2,607,677
Reuters Group Plc ADR ..............................                780           50,554
Reuters Holdings Plc ...............................            206,666        2,246,718
Shell Transport & Trading Plc ......................            219,000        1,629,935
Storehouse Plc .....................................            420,000        1,738,564
Tate & Lyle Plc ....................................            240,000        1,926,720
T.I. Group Plc .....................................            190,000        1,715,985
United Utilities Plc ...............................            132,247        1,840,243
Zeneca Group Plc ...................................            116,100        5,009,773
Zeneca Group Plc ADR ...............................              1,800           78,975
                                                                            ------------
                                                                              34,463,440
                                                                            ------------
TOTAL COMMON STOCK (COST $203,952,406) .............                         227,704,874
                                                                            ------------
RIGHTS - 0.1%
HONG KONG
Samsung Electronics GDR Rights .....................              4,260           46,777
Hysan Develop Co. ..................................             58,000                0
                                                                            ------------
                                                                                  46,777
                                                                            ------------
SPAIN
Telefonica De Espana Rights ........................             85,900           66,554
                                                                            ------------
SWEDEN
Foreningssparbanken/mandamus Unit ..................             90,000     $     81,420
                                                                            ------------
TOTAL RIGHTS .......................................            194,751
                                                                            ------------

PREFERRED STOCK - 0.7%
AUSTRALIA - 0.4%
News Corporation Ltd. ..............................            170,805          962,862
                                                                            ------------
CANADA - 0.1%
INCO Ltd. Series E 5.5% Convertible ................              2,639          122,714
                                                                            ------------
JAPAN - 0.3%
Sakura Finance (Bermuda Trust) Conv Pref Ser II ....        120,000,000          812,467
                                                                            ------------
TOTAL PREFERRED STOCK (COST $1,809,268) ............                           1,898,043
                                                                            ------------

                                                             PRINCIPAL
                                                              AMOUNT
                                                              ------
LONG TERM CORPORATE DEBT - 0.1%
JAPAN
Asahi Breweries 1.00 DTD 7/1/94 Due 12/26/03 .......  JPY    14,000,000          162,145
                                                                            ------------
TOTAL LONG TERM CORPORATE DEBT
  (COST $166,922) ..................................                             162,145
                                                                            ------------

                                                               SHARES
                                                               ------
SHORT TERM INVESTMENTS - 7.0%
Investors Cash Reserve Fund ........................         17,307,315       17,307,315
                                                                            ------------
TOTAL INVESTMENTS - 99.9%
  Identified Cost ($223,235,911) (a) ...............                         247,267,128

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% .......                             180,596
                                                                            ------------
TOTAL NET ASSETS - 100.0% ..........................                         247,447,724
                                                                            ============
----------------------------------------------------------------------------------------
ADR = American depository receipt                  GDR = Global depositary receipt
ADS = American depository share                    JPY = Japanese Yen

(b) Represents non income producing security.

                           See notes to financial statements

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                       PRINCIPAL                                  NET
                                         VALUE                                 UNREALIZED
EXPIRATION   CONTRACT TO                 LOCAL                      VALUE     APPRECIATION/
   DATE      DELIVER                   CURRENCY     COST U.S.$    (NOTE 2)   (DEPRECIATION)
   ----      -------                   --------     ----------    --------   --------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY:
05/29/98     German Duetsche Mark      1,310,932    $  729,921    $732,350      $ 2,429
05/13/98     British Pound                54,300        90,670      90,758           88
05/13/98     British Pound                27,100        44,951      45,295          344
05/05/98     British Pound               137,568       229,333     230,025          692
05/07/98     British Pound                43,148        72,096      72,140           44
05/06/98     British Pound                24,957        41,680      41,727           47
01/28/99     Japanese Yen             25,266,160       209,678     201,548       (8,130)
05/01/98     Japanese Yen             11,223,025        84,957      84,925          (32)
05/06/98     Japanese Yen              8,446,030        63,956      64,003           47
05/06/98     Japanese Yen              4,422,227        33,471      33,511           40
                                                    ----------    --------      -------
                                                    $1,600,713    $383,987      $(4,431)
                                                    ==========    ========      =======

                           See notes to financial statements

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                    PRINCIPAL                                      NET
                                      VALUE                                     UNREALIZED
EXPIRATION    CONTRACT TO             LOCAL                         VALUE     APPRECIATION/
   DATE       DELIVER               CURRENCY     COST U.S.$      (NOTE 2)    (DEPRECIATION)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL:
01/08/99      Swiss Franc           2,525,786   $ 1,766,000   $  1,715,907       $ 50,093
05/12/98      Swiss Franc             517,239       357,000        345,707         11,293
07/07/98      Swiss Franc             366,945       242,000        245,776         (3,776)
06/15/98      German Deutsche
               Mark                   315,171       173,000        176,238         (3,238)
07/07/98      German Deutsche
               Mark                   269,428       146,000        150,842         (4,842)
07/07/98      Spanish Peseta       74,494,000       476,000        490,332        (14,332)
07/07/98      Finnish Markka        1,618,256       289,000        298,671         (9,671)
07/07/98      French Franc          2,470,320       400,000        412,478        (12,478)
07/07/98      French Franc          2,369,365       384,000        395,627        (11,627)
05/13/98      British Pound           162,809       262,000        272,120        (10,120)
05/29/98      British Pound           443,317       725,000        740,371        (15,371)
07/30/98      British Pound           532,257       884,000        886,374         (2,374)
05/14/98      Hong Kong Dollar      2,910,733       362,000        375,686        (13,686)
05/26/98      Japanese Yen        314,053,275     2,559,000      2,393,575        165,425
01/08/99      Japanese Yen        329,532,060     2,587,000      2,622,432        (35,432)
01/28/99      Japanese Yen         25,266,160       212,000        201,548         10,452
06/16/98      Japanese Yen         58,874,771       461,000        450,364         10,636
03/15/99      Japanese Yen        363,156,987     2,953,000      2,894,101         58,899
06/15/98      Japanese Yen         76,144,364       596,000        582,382         13,618
06/16/98      Japanese Yen        111,931,000       865,000        856,219          8,781
06/25/98      Japanese Yen         76,240,720       592,000        583,982          8,018
10/28/98      Japanese Yen         65,132,100       510,000        513,025         (3,025)
07/30/98      Japanese Yen        106,940,300       820,000        830,767        (10,767)
05/06/98      Japanese Yen          4,010,352        30,347         30,390            (43)
07/07/98      Netherland Guilder      414,920       200,000        184,946         15,054
06/15/98      Norwegian Krone       4,592,918       605,000        618,160        (13,160)
05/06/98      New Zealand Dollar       60,273        33,307         32,867            440
05/05/98      New Zealand Dollar       97,786        53,998         53,495            503
                                                -----------    -----------       --------
                                                $19,543,652    $19,354,382       $189,270
                                                -----------    -----------       --------

NET UNREALISED APPRECIATION ON OPEN FORWARD
FOREIGN CURRENCY CONTRACTS ...............................................       $184,839
                                                                                 ========

                           See notes to financial statements

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
INDUSTRY DIVERSIFICATION (UNAUDITED)

                                                                               PERCENT OF
                                                                               PORTFOLIO
                                                                               ---------
Energy ......................................................................      6.3%
Electric & Gas ..............................................................      0.8%
Chemicals ...................................................................      0.9%
Metals: Nonferous ...........................................................      0.8%
Miscellaneous Materials & Commodities .......................................      1.1%
Construction & Housing ......................................................      1.1%
Electrical & Electronics ....................................................      6.7%
Electronic Components .......................................................      4.6%
Electronic Instruments ......................................................      2.5%
Machinery & Engineering .....................................................      0.5%
Appliances & Household Durables .............................................      2.6%
Automobiles .................................................................      4.7%
Beverages & Tobacco .........................................................      3.2%
Food & Household Products ...................................................      3.1%
Health & Personal Care ......................................................      7.5%
Recreation, Other Consumer Products .........................................      0.9%
Broadcasting & Publishing ...................................................      3.8%
Business & Public Services ..................................................      1.7%
Merchandising ...............................................................      3.3%
Telecommunications ..........................................................     11.3%
Transportation: Airlines ....................................................      0.5%
Transportation: Shipping ....................................................      0.1%
Finance (Banking) ...........................................................      8.9%
Financial Services ..........................................................      2.3%
Insurance ...................................................................      3.0%
Real Estate .................................................................      1.2%
Building Materials and Components ...........................................      1.8%
Forest Products and Paper ...................................................      0.8%
Aerospace and Military Technology ...........................................      0.7%
Industrial Technology .......................................................      2.1%
Multi-Industry ..............................................................      3.9%
                                                                                ------
                                                                                  92.7%
Cash & Equivalent Investments ...............................................      7.3%
                                                                                ------
                                                                                 100.0%
                                                                                ======

                           See notes to financial statements

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998

                                                                               VALUE
SECURITY DESCRIPTION                                             SHARES       (NOTE 2)
--------------------                                             ------       --------
COMMON STOCKS - 94.1%
AIRLINES - 1.1%
Atlas Air, Inc. (a) ................................             49,200     $  1,918,800
Skywest Inc. .......................................             16,000          648,000
                                                                            ------------
                                                                               2,566,800
                                                                            ------------
BANKS & CREDIT COMPANIES - 0.2%
TCF Financial Corp. ................................             14,300          465,644
                                                                            ------------

BROADCASTING - 3.4%
American Radio Systems Corp. (a) ...................             48,485        3,215,162
Clear Channel Communications (a) ...................             10,800        1,017,900
Hearst-Argyle Television Inc. (a) ..................             13,300          473,812
Heftel Broadcasting Corp. (a) ......................             25,500        1,118,813
Jacor Communications, Inc. (a) .....................             28,525        1,622,359
Univision Communications Inc. ......................             18,700          716,444
                                                                            ------------
                                                                               8,164,490
                                                                            ------------
BUILDING - 1.2%
Newport News Shipbuilding ..........................            106,400        2,892,750
                                                                            ------------
BUSINESS SERVICES - 15.7%
Accustaff, Inc. (a) ................................            101,964        3,657,958
Carey International, Inc. (a) ......................              1,000           22,750
Claremont Technology Group (a) .....................             14,800          347,800
Dendrite International, Inc. (a) ...................             38,162        1,218,799
Diamond Technology Partners Inc. (a) ...............              1,800           50,400
DST Systems, Inc. (a) ..............................             76,430        4,213,204
Equity Corporation International (a) ...............             60,085        1,490,859
Fine Host Corp. (a) ................................             42,200          203,088
Fiserv, Inc. (a) ...................................             52,850        3,455,069
Franklin Covey Co. (a) .............................             21,400          535,000
Galileo International Inc. .........................             27,900        1,126,463
Global Directmail Corp. (a) ........................             86,350        1,532,712
Interim Services, Inc. (a) .........................            116,924        3,814,646
International Network Services (a) .................             22,300          749,837
May & Speh, Inc. (a) ...............................            114,100        1,697,238
Memberworks Inc. (a) ...............................             18,500          568,875
META Group, Inc. (a) ...............................             44,380        1,536,658
National Processing, Inc. (a) ......................             73,500          923,344
PMT Services (a) ...................................            106,700        2,080,650
Provant Inc. (a) ...................................                300            5,588
Snyder Communications, Inc. (a) ....................             11,627          494,147
SPS Transaction Services Corp. (a) .................             51,690        1,592,698
Superior Consultant Holdings (a) ...................             18,100          697,981
Technology Solutions Co. (a) .......................             74,750        2,401,344
TeleTech Holdings, Inc. (a) ........................             50,800          762,000
Transaction Systems Architects, Inc. - Class A (a) .             49,535        2,080,470
Walsh International (a) ............................             45,480          673,673
                                                                            ------------
                                                                              37,933,251
                                                                            ------------
COMPUTER & OFFICE EQUIPMENT - 4.6%
Affiliated Computer Services (a) ...................            192,105        6,747,688
Ceridian Corp. (a) .................................             31,800        1,798,687
Corporate Express, Inc. (a) ........................             98,200          988,137
Viking Products, Inc. (a) ..........................             67,300        1,627,819
                                                                            ------------
                                                                              11,162,331
                                                                            ------------
COMPUTER SOFTWARE & SERVICES - 16.8%
American Business Information, Inc. - Class A (a) ..             66,345          895,658
American Business Information, Inc. - Class B (a) ..             57,845          824,291
Aspen Technologies, Inc. (a) .......................             52,800        2,580,600
Black Box Corp. (a) ................................             21,900          728,175
BMC Software, Inc. .................................             46,400          846,800
Cadence Design Systems, Inc. (a) ...................            183,466        6,662,109
Catalyst International, Inc. (a) ...................             14,850          206,044
Clarify, Inc. (a) ..................................             29,100          400,125
Computer Learning Center (a) .......................            113,100        1,357,200
Compuware Corp. (a) ................................             56,600        2,766,325
Comverse Technology Inc. (a) .......................             18,600          881,175
Edify Corporation (a) ..............................             41,000          445,875
Fair, Isaac & Co, Inc. .............................             28,400        1,128,900
Harbinger Corp. (a) ................................             33,500        1,218,563
IKOS Systems, Inc. (a) .............................             41,400          263,925
Intelligroup, Inc. (a) .............................             12,800          262,400
Mecon, Inc. (a) ....................................             39,500          441,906
Peerless Systems Corp. (a) .........................             31,700          556,731
RWD Technologies, Inc. (a) .........................              6,000          151,500
SCB Computer Technology, Inc. (a) ..................             26,540          318,480
Scopus Technogy, Inc. (a) ..........................             24,200          453,750
Security Dynamics Technologies, Inc. (a) ...........             53,600        1,293,100
Simulation Sciences, Inc. (a) ......................             88,700          884,224
Sterling Software, Inc. (a) ........................            131,100        3,465,956
Summit Design, Inc. (a) ............................             76,900        1,187,144
SunGard Data Systems, Inc. (a) .....................             91,252        3,250,852
Synopsys, Inc. (a) .................................            105,818        4,550,174
USCS International, Inc. (a) .......................             64,200        1,292,025
Vantive Corp. (a) ..................................             27,300          873,600
Xionics Document Tech, Inc. (a) ....................             75,000          450,000
                                                                            ------------
                                                                              40,637,607
                                                                            ------------
CONSTRUCTION SERVICES - 0.2%
Barnett, Inc. (a) ..................................             21,135          427,984
                                                                            ------------
CONSUMER GOODS & SERVICES - 1.2%
Alternative Resources Corp. (a) ....................             29,870          593,666
Blyth Industries, Inc. (a) .........................             39,475        1,448,239
Dial Corp. .........................................             19,100          465,562
US Rentals, Inc. (a) ...............................             12,500          371,875
                                                                            ------------
                                                                               2,879,342
                                                                            ------------
CONTAINERS - 0.8%
Aptargroup, Inc. (a) ...............................              9,100          568,750
Stone Container Corp. ..............................             85,300        1,396,788
                                                                            ------------
                                                                               1,965,538
                                                                            ------------
ELECTRONICS - 2.6%
Actel Corp. (a) ....................................             35,700          531,037
Belden, Inc. .......................................             33,645        1,394,165
International Rectifier Corp. (a) ..................             76,800          902,400
Microchip Technology, Inc. (a) .....................             30,682          870,602
PMC-Sierra, Inc. (a) ...............................             44,700        2,033,850
TriQuint Semiconductor, Inc. (a) ...................             23,600          539,850
                                                                            ------------
                                                                               6,271,904
                                                                            ------------
ELECTRICAL EQUIPMENT - 5.4%
AFC Cable Systems, Inc. (a) ........................             24,100          837,475
Anadigics Inc. (a) .................................             34,000          567,375
Analog Devices (a) .................................             78,440        3,054,258
Burr - Brown Corp. (a) .............................             73,843        2,247,596
Dupont Photomasks, Inc. (a) ........................             23,315        1,264,839
Lattice Semiconductor Corp. (a) ....................             28,200        1,286,625
Phototronics, Inc. (a) .............................             61,600        2,271,500
Sipex Corporation (a) ..............................              9,100          180,863
Ultratech Stepper, Inc. (a) ........................             19,800          486,338
VLSI Technology Inc. (a) ...........................             41,500          855,938
                                                                            ------------
                                                                              13,052,807
                                                                            ------------
FINANCIAL SERVICES - 2.0%
BA Merchant Services, Inc. - Class A (a) ...........             34,000          510,000
Franklin Resources, Inc. ...........................              2,060          110,210
Conning Corp. ......................................             21,100          432,550
NOVA Corporation (a) ...............................             28,000          952,000
Paymentech, Inc. (a) ...............................             52,500        1,007,344
Sirrom Capital Corp. ...............................             17,700          528,788
Waddell & Reed Financial Class A ...................             53,000        1,311,750
                                                                            ------------
                                                                               4,852,642
                                                                            ------------
FOOD & BEVERAGE PRODUCTS - 1.5%
Buffetts, Inc. (a) .................................             97,194        1,439,686
Robert Mondavi Corp. Class A (a) ...................             23,000          908,500
Tootsie Roll Industries, Inc. ......................             17,613        1,276,943
                                                                            ------------
                                                                               3,625,129
                                                                            ------------
INSURANCE - 0.9%
Annuity and Life Re Holdings Ltd. (a) ..............                800           19,100
Executive Risk, Inc. ...............................             15,900        1,060,331
Life Re Corp. ......................................             11,400          820,800
Penncorp Financial Group, Inc. .....................              8,300          215,800
                                                                            ------------
                                                                               2,116,031
                                                                            ------------
MEDICAL & HEALTH PRODUCTS - 3.4%
CYTYC Corp. (a) ....................................             45,900          665,550
Datascope Corp. (a) ................................              9,300          261,562
IDEXX Laboratories, Inc. (a) .......................            167,500        3,705,937
KOS Pharmaceuticals, Inc. (a) ......................             31,200          351,000
Megabios Corp. (a) .................................             13,900           88,613
NCS HealthCare, Inc. - Class A (a) .................             53,100        1,559,813
PSS World Medical Inc. (a) .........................             48,000        1,077,000
Transition Systems, Inc. (a) .......................             23,700          533,250
                                                                            ------------
                                                                               8,242,725
                                                                            ------------
MEDICAL HEALTH TECHNOLOGY & SERVICES - 9.4%
Amerisource Health Corp. - Class A (a) .............             45,200        2,463,400
Apache Medical Systems, Inc. (a) ...................             14,300           44,688
Concentra Managed Care, Inc. (a) ...................             73,883        2,299,608
Genesis Health Ventures, Inc. (a) ..................              9,715          256,840
HCIA, Inc. (a) .....................................             64,200          718,237
Healthsouth Corp. (a) ..............................             72,887        2,200,276
Hologic, Inc. (a) ..................................             47,600        1,118,600
IDX Systems Corp. (a) ..............................             39,900        1,738,144
Mariner Health Group, Inc. (a) .....................             22,800          413,250
Ocular Sciences Inc. (a) ...........................              2,500           70,000
Orthodonic Centers of America (a) ..................             30,900          660,488
Pediatric Services of America (a) ..................             46,060          875,140
Province Healthcare Co. (a) ........................              7,500          207,188
Quorum Health Group, Inc. (a) ......................             74,100        2,380,462
Renal Care Group, Inc. (a) .........................             17,100          654,075
Steris Corp. (a) ...................................             38,800        2,281,925
Total Renal Care Holdings, Inc. (a) ................            130,192        4,312,610
                                                                            ------------
                                                                              22,694,931
                                                                            ------------
NON RETAIL STORES - 0.2%
Micro Warehouse, Inc. (a) ..........................             36,880          576,250
                                                                            ------------
                                                                                 576,250
                                                                            ------------
OIL SERVICES - 1.8%
Dril-Quip, Inc. (a) ................................             14,400          517,500
Global Industries Ltd. (a) .........................             90,800        2,060,025
National-Oilwell, Inc. (a) .........................             16,700          633,556
Weatherford Enterra, Inc. (a) ......................             24,600        1,231,537
                                                                            ------------
                                                                               4,442,618
                                                                            ------------
OIL - 0.2%
Newfield Exploration Co. (a) .......................             21,000          509,250
                                                                            ------------
                                                                                 509,250
                                                                            ------------
PRINTING & PUBLISHING - 1.3%
Applied Graphics Technologies, Inc. (a) ............             15,800          790,000
Harte Hanks Communications .........................             37,600          853,050
Scholastic Corp. (a) ...............................             37,800        1,408,050
                                                                            ------------
                                                                               3,051,100
                                                                            ------------
REAL ESTATE - 0.3%
Kilroy Realty Corp. ................................             22,800          604,200
                                                                            ------------
                                                                                 604,200
                                                                            ------------
RESTAURANTS LODGING & HOSPITALITY - 4.8%
Applebee's International, Inc. .....................             40,345        1,003,582
Capstar Hotel Co. (a) ..............................             55,100        1,770,087
Four Seasons Hotels Inc. ...........................             11,800          401,937
Harrah's Entertainment, Inc. (a) ...................             76,865        2,003,294
Interstate Hotels Co. (a) ..........................             50,800        1,676,400
Outback Steakhouse, Inc. (a) .......................             34,985        1,333,803
Patriot American Hospitility Inc. ..................             33,957          857,414
Prime Hospitality Corp. (a) ........................             32,900          680,619
Promus Hotel Corp. (a) .............................             10,640          480,795
Sholodge, Inc. (a) .................................             12,600          121,275
Sonic Corp. (a) ....................................             27,285          873,120
Suburban Lodges of America (a) .....................             16,900          312,650
TaCo Cabana - Class A (a) ..........................             22,020          145,883
                                                                            ------------
                                                                              11,660,859
                                                                            ------------
RETAIL STORES - 5.6%
Ann Taylor Stores Corp. (a) ........................             56,500          900,469
BJ'S Wholesale Club Inc. (a) .......................             12,200          488,762
CSK Auto Corp. (a) .................................             36,800          993,600
Duane Reade Inc. (a) ...............................             24,500          581,875
Fred Myer Inc. (a) .................................             57,270        2,569,991
General Nutrition Companies (a) ....................             17,400          624,225
Gymboree Corp. (a) .................................             26,000          477,750
Mazel Stores, Inc. (a) .............................             39,800          696,500
Petco Animal Supplies, Inc. (a) ....................             64,100        1,265,975
Regis Corp. ........................................             49,700        1,410,238
Rite Aid Corp. (a) .................................             78,398        2,518,536
US Office Products Co. (a) .........................             55,100          974,581
                                                                            ------------
                                                                              13,502,502
                                                                            ------------
SPECIAL PRODUCTS & SERVICES - 3.4%
Catalina Marketing Corp. (a) .......................             28,900        1,502,800
Central Parking Corp. ..............................             14,905          698,672
Gemstar International Group Ltd. (a) ...............             94,000        3,630,750
Learning Tree International, Inc. (a) ..............            101,800        2,436,837
                                                                            ------------
                                                                               8,269,059
                                                                            ------------
TELECOMMUNICATIONS - 4.9%
Aspect Telecommunications Corp. (a) ................            122,000        3,507,500
Cable Design Technologies (a) ......................             45,347        1,207,364
Intermedia Communications, Inc. (a) ................             35,600        2,598,241
Lightbridge Inc. (a) ...............................             45,600          547,200
Natural Microsystems Corp. (a) .....................              8,300          267,675
NEXTLINK Communications, Inc. (a) ..................             39,200        1,176,000
Proxim, Inc. (a) ...................................             37,400          561,000
Smartalk Teleservices Inc. (a) .....................              3,400           67,575
Transaction Network Services (a) ...................             70,100        1,428,287
VDI Media (a) ......................................             18,800          343,100
                                                                            ------------
                                                                              11,703,942
                                                                            ------------
WASTE - 0.4%
Superior Services, Inc. (a) ........................             28,700          932,750
                                                                            ------------
                                                                                 932,750
                                                                            ------------
OTHER - 0.8%
Student Loan Corp. .................................             40,200        2,004,975
                                                                            ------------
TOTAL COMMON STOCKS (COST $179,725,270) ............                         227,209,411
                                                                            ------------

                                                            PRINCIPAL
                                                             AMOUNT

US GOVERNMENT AGENCY OBLIGATIONS - 5.2%
Federal Home Loan Mortgage Corp., due 05/01/98, 5.45%     $   2,000,000        2,000,000
Federal Home Loan Mortgage Corp., due 05/04/98, 5.40%         5,500,000        5,497,525
Federal National Mortgage Association, due 05/01/98, 5.38%    5,100,000        5,100,000
                                                                            ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
  (COST $12,591,698) .........................................                12,597,525
                                                                            ------------
TOTAL INVESTMENTS - 99.3%
  (Identified Cost $192,319,443) .............................               239,806,936

OTHER ASSETS IN EXCESS OF LIABILTIES - 0.7%                                    1,536,511
                                                                            ------------
TOTAL NET ASSETS - 100.0% ....................................              $241,343,447
                                                                            ============
----------------------------------------------------------------------------------------
(a) Non-Income Producing Security
ADR - American Depository Receipt

                           See notes to financial statements

REPUBLIC PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

                                                       FIXED          INTERNATIONAL        SMALL CAP
                                                      INCOME             EQUITY             EQUITY
                                                     PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                    ------------       ------------       ------------
ASSETS:
  Investments in securities, at value (cost
    $173,474,152, $223,235,911, and
    $192,319,443, respectively) ..............      $174,724,949       $247,267,128       $239,806,934
  Receivable for investments sold ............        41,959,500            137,940          2,529,969
  Interest receivable ........................         1,300,516              2,718                 --
  Dividends receivable .......................                --            860,244              6,148
  Cash .......................................         3,175,969             81,030             97,215
  Unrealized appreciation on open forward
    foreign currency contracts ...............             8,936            352,022                 --
  Unamortized organization expenses ..........            23,275             22,645             28,240
                                                    ------------       ------------       ------------
Total Assets .................................       221,193,145        248,723,727        242,468,506
                                                    ------------       ------------       ------------

LIABILITIES:
  Payable for investments purchased ..........        86,281,254            734,209            488,441
  Variation margin payable on futures
contracts                                                220,156                 --                 --
  Unrealized depreciation on open forward
    foreign currency contracts ...............                --            167,183                 --
  Sub-advisory fees payable ..................           145,901             99,769            407,531
  Investment Management fees payable .........            61,304            131,564            127,400
  Audit fees payable .........................            14,824             14,824             14,824
  Custodian fees payable .....................            11,133             53,648             32,201
  Legal fees payable .........................            14,747             33,755             30,265
  Administration fees payable ................             4,871              9,930             12,019
  Fund accounting fees payable ...............             6,541              8,135              6,616
  Other accrued expenses .....................             2,815             22,986              5,762
                                                    ------------       ------------       ------------
Total Liabilities ............................        86,763,546          1,276,003          1,125,059
                                                    ------------       ------------       ------------
NET ASSETS:
  Applicable to investors' beneficial interest      $134,429,599       $247,447,724       $241,343,447
                                                    ============       ============       ============

                                    See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                                          FIXED         INTERNATIONAL       SMALL CAP
                                                         INCOME             EQUITY            EQUITY
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                        ----------       -----------       -----------
INVESTMENT INCOME:
  Interest income ................................      $4,181,565       $   201,750       $   319,488
  Dividend income (net of foreign withholding tax
    of $0, $260,982 and $850, respectively) ......         150,342         2,073,810           123,148
                                                        ----------       -----------       -----------
Total Investment Income ..........................       4,331,907         2,275,560           442,636
                                                        ----------       -----------       -----------
EXPENSES:
  Investment manager and sub-advisory fees .......         301,502           791,236           933,556
  Administration fees ............................          32,266            54,651            53,282
  Fund accounting fees ...........................          19,910            24,797            19,910
  Custodian fees and expenses ....................          29,393           139,124            66,823
  Audit fees .....................................           8,869             8,869             8,869
  Amortization of organization expenses ..........           6,697             6,878             3,982
  Legal fees .....................................          11,222            22,806            21,177
  Trustees' fees .................................             905             1,810             1,810
  Insurance expense ..............................           1,448             2,896             2,715
  Other expenses .................................          15,005            26,247            15,023
                                                        ----------       -----------       -----------
      Total expenses .............................         427,217         1,083,570         1,127,147
      Voluntary fee reductions ...................              --                --           (59,125)
                                                        ----------       -----------       -----------
      Total net expenses .........................         427,217         1,079,314         1,068,022
                                                        ----------       -----------       -----------
Net Investment Income (Loss) .....................       3,904,690         1,196,246          (625,386)
                                                        ----------       -----------       -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on:
    Investment transactions ......................       1,631,202        11,191,739        15,202,865
    Foreign currency transactions ................          41,467         1,632,725                --
    Futures ......................................          20,216                --                --
  Net unrealized appreciation (depreciation) on
    investments ..................................      (1,273,092)       20,794,272        19,243,231
  Net unrealized appreciation (depreciation) on
    foreign currency transactions ................          47,186           (23,411)               --
  Net unrealized appreciation on futures contracts         102,740                --                --
                                                        ----------       -----------       -----------

Net realized/unrealized gains on investments and
  foreign currency transactions ..................         569,719        33,595,325        34,446,096
                                                        ----------       -----------       -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .....................................      $4,474,409       $34,791,571       $33,820,710
                                                        ==========       ===========       ===========

                                See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE
                                                               SIX MONTHS
                                                                  ENDED             FOR THE
                                                                APRIL 30,          YEAR ENDED
                                                                  1998             OCTOBER 31,
                                                               (UNAUDITED)            1997
                                                               ------------        ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ..............................       $  3,904,690        $  5,693,664
    Net realized gains on investment transactions,
      foreign currency transactions and futures ........          1,692,885           1,474,742
    Net change in unrealized appreciation on
      investments, foreign currency and futures ........         (1,123,166)          1,574,239
                                                               ------------        ------------
  Change in net assets resulting from operations .......          4,474,409           8,742,645
                                                               ------------        ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions ......................................         24,569,606          59,757,590
    Withdrawals ........................................        (17,971,207)        (14,273,669)
                                                               ------------        ------------
  Change in net assets from capital share transactions .         11,550,242          45,483,921
                                                               ------------        ------------
  CHANGE IN NET ASSETS .................................         16,024,651          54,226,566
  NET ASSETS:
    Beginning of period ................................        118,404,948          64,178,382
                                                               ------------        ------------
    End of period ......................................       $134,429,599        $118,404,948
                                                               ============        ============

                               See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE
                                                                SIX MONTHS
                                                                   ENDED            FOR THE
                                                                 APRIL 30,         YEAR ENDED
                                                                   1998            OCTOBER 31,
                                                                (UNAUDITED)           1997
                                                                ------------       ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $  1,196,246       $  1,806,052
    Net realized gains on investment transactions,
      foreign currency transactions and futures .........         12,824,464         10,878,480
    Net change in unrealized appreciation on investments,
      foreign currency and futures ......................         20,770,861         11,662,650
                                                                ------------       ------------
  Change in net assets resulting from operations ........         34,791,571         24,347,182
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         24,569,606         84,915,450
    Withdrawals .........................................        (19,042,528)       (37,372,081)
                                                                ------------       ------------
  Change in net assets from capital share transactions ..          5,527,078         47,543,369
                                                                ------------       ------------
  CHANGE IN NET ASSETS ..................................         40,318,649         71,890,551
  NET ASSETS:
    Beginning of period .................................        207,129,075        135,238,524
                                                                ------------       ------------
    End of period .......................................       $247,447,724       $207,129,075
                                                                ============       ============

                               See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE
                                                                SIX MONTHS
                                                                   ENDED            FOR THE
                                                                 APRIL 30,         YEAR ENDED
                                                                   1998            OCTOBER 31,
                                                                (UNAUDITED)           1997
                                                                ------------       ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss .................................       $   (625,386)      $   (559,423)
    Net realized gains on investment transactions .......         15,202,865         20,375,972
    Net change in unrealized appreciation on investments          19,243,231         23,351,706
                                                                ------------       ------------
  Change in net assets resulting from operations ........         33,820,710         43,168,255
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         29,875,081         79,877,809
    Withdrawals .........................................        (36,092,186)       (29,207,088)
                                                                ------------       ------------
  Change in net assets from capital share transactions            (6,217,105)        50,670,721
                                                                ------------       ------------
  CHANGE IN NET ASSETS ..................................         27,603,605         93,838,976
  NET ASSETS:
    Beginning of period .................................        213,739,842        119,900,866
                                                                ------------       ------------
    End of period .......................................       $241,343,447       $213,739,842
                                                                ============       ============

                               See notes to financial statements.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998
(UNAUDITED)

1.  ORGANIZATION.  The Republic Fixed Income Portfolio, Republic
    International Equity Portfolio and Republic Small Cap Equity Portfolio (collectively the "Portfolios") are diversified series of the Republic Portfolios (the "Portfolio Trust"), an open-end management investment company, which currently has only these three series. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolios.

        The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

        The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADR's") and U.S. registered securities) and securities whose principal markets are outside of the United States.

        The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies").

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment manager to the Portfolios. BISYS Fund Services, Inc., ("BISYS") serves as administrator to the Portfolios.

2.  SIGNIFICANT ACCOUNTING POLICIES.   The following is a summary of the
    significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    The net asset value of each Portfolio is determined each day on which the New York Stock Exchange ("NYSE") is open for trading. Each sub-adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m. and the value of the portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m., however, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

        Equity securities are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market on the date of valuation.

        Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the portfolio may be valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust.

        Bonds and other fixed income securities listed on a foreign exchange are valued at the last quoted sales price available before the time when assets are valued.

        Futures contracts are normally valued at the settlement price on the exchange on which they are traded.

        Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

    FOREIGN CURRENCY TRANSLATION:
    The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:
    The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES:
    A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Fixed Income Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fixed Income Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparts to meet the terms of their contracts. The summary of open financial futures contracts at April 30, 1998 is included in the Fixed Income Portfolio's Schedule of Open Futures Contracts which is included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and other distributions from the portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Realized gains and losses on securities transactions are determined on the identified cost basis.

    EXPENSES ALLOCATION:
    Expenses incurred by the Portfolio Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    TAXES:
    The Portfolios will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolios will be taxed on its share of the Portfolios' ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

        Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each Portfolio incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
    INVESTMENT MANAGEMENT:
    Republic serves as the Investment Manager to the Portfolios pursuant to an investment management contract with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contract, the Manager is entitled to receive from the Portfolios, fees payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. For the period ended April 30, 1998 the Manager waived $59,125 of its fee on the Small Cap Equity Portfolio.

    SUB-ADVISORY:
    Miller, Anderson & Sherrerd (the "Fixed Income Sub-Adviser") continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Fixed Income Portfolio, computed daily and based on the Fixed Income Portfolio's average daily net assets, equal on an annual basis to 0.375% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $95 million, $300,000 on net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million.

        Capital Guardian Trust Company (the "International Equity Sub-Adviser") continuously manages the investment portfolio of the International Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the International Equity Portfolio's average daily net assets, equal on an annual basis to 0.70% of the net assets up to $25 million, 0.55% of the net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million.

        MFS Institutional Advisors, Inc. (the "Small Cap Equity Sub-Adviser") continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Small Cap Equity Portfolio's average daily net assets, equal on an annual basis to 0.75% of the net assets up to $50 million and 0.60% of the net assets in excess of $50 million.

        It is the responsibility of the sub-advisers not only to make investment decisions for their respective Portfolio, but also to place purchase and sale orders for the portfolio transactions of their respective Portfolio. For the period ended April 30, 1998 the sub-advisory fees for each Portfolio were as follows:

        Fixed Income Portfolio .....................................  $174,382
        International Equity Portfolio .............................   513,723
        Small Cap Equity Portfolio .................................   680,147

    ADMINISTRATION:
    Pursuant to an administrative services agreement, BISYS provides the Portfolios with general office facilities, and supervises the overall administration of the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations and arranges for the maintenance of books and records of the Portfolios. For its services to the Portfolios, BISYS receives from each Portfolio, fees payable monthly, equal on an annual basis to 0.05% of the first $1 billion of a Portfolio's average daily net assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the period ended April 30, 1998 BISYS earned the following fees as Administrator for each Portfolio.

        Fixed Income Portfolio ......................................  $32,266
        International Equity Portfolio ..............................   54,651
        Small Cap Equity Portfolio ..................................   53,282

    FUND ACCOUNTING:
    Pursuant to a Fund Accounting Agreement, Investors Bank and Trust Co., ("IBT") serves as fund accounting agent to the Portfolios. For its services to the Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, IBT receives fees payable monthly equal on an annual basis to $40,000, $50,000 and $40,000 respectively. For the period ended April 30, 1998, the following fees were incurred for these services.

        Fixed Income Portfolio ......................................  $19,910
        International Equity Portfolio ..............................   24,797
        Small Cap Equity Portfolio ..................................   19,910

    TRUSTEES' FEES:
    The fees paid and out-of-pocket expenses reimbursed to the Trustees for the year ended April 30, 1998 were as follows:

        Fixed Income Portfolio .......................................  $  905
        International Equity Portfolio ...............................   1,810
        Small Cap Equity Portfolio ...................................   1,810

    CUSTODY:
    The custody function was transferred to Republic National Bank of New York effective from December 1, 1997 for the Funds and the Portfolios excluding the International Equity Portfolio for which IBT continues to serve as custodian.

    REIMBURSEMENT AND WAIVER OF EXPENSES:
    The Manager has voluntarily agreed to waive a portion of its fees, for certain expenses. For the period ended April 30, 1998 expenses of the Republic Portfolios were voluntarily reduced by amounts as detailed below:

                                                                      AMOUNTS
                                                                       WAIVED
                                                                       ------
        Small Cap Equity Portfolio ..................................  $59,125

4. INVESTMENT TRANSACTIONS. During the year ended April 30, 1998, each Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                                 PURCHASES            SALES
                                                 ---------            -----
    Fixed Income Portfolio .............       $201,938,589       $138,188,362
    International Equity Portfolio .....         43,493,369         40,802,333
    Small Cap Equity Portfolio .........         66,038,954         77,432,778

REPUBLIC FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                      FOR THE                                               FOR THE PERIOD
                                     SIX MONTHS                                             JANUARY 9, 1995
                                        ENDED             FOR THE            FOR THE          (COMMENCEMENT
                                      APRIL 30,         YEAR ENDED         YEAR ENDED       OF OPERATIONS) TO
                                        1998           OCTOBER 31,        OCTOBER 31,         OCTOBER 31,
                                     (UNAUDITED)           1997               1996                1995
                                     -----------       -----------        -----------       -----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000)    $134,430           $118,405            $64,178            $30,023
  Ratio of expenses to average
    net assets .....................     0.66%(b)           0.57%              0.67%              0.46%(b)
  Ratio of net investment
    income to average net assets ...     6.04%(b)           6.17%              5.66%              6.04%(b)
  Ratio of expenses to average
    net assets (a) .................     0.66%(b)           0.77%              0.90%              1.00%(b)
  Ratio of net investment
    income to average net assets (a)     6.04%(b)           5.97%              5.43%              5.51%(b)
  Portfolio turnover ...............   101.16%            349.00%            152.00%            100.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                                    See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                      FOR THE                                               FOR THE PERIOD
                                     SIX MONTHS                                             JANUARY 9, 1995
                                        ENDED             FOR THE           FOR THE          (COMMENCEMENT
                                      APRIL 30,         YEAR ENDED         YEAR ENDED       OF OPERATIONS) TO
                                        1998           OCTOBER 31,        OCTOBER 31,         OCTOBER 31,
                                     (UNAUDITED)           1997              1996                1995
                                     -----------       -----------        -----------       -----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)     $247,448           $207,129           $135,239            $39,929
  Ratio of expenses to average
    net assets ................          0.98%(b)           0.76%              0.83%              0.64%(b)
  Ratio of net investment
    income to average net assets ...     1.10%(b)           1.21%              1.14%              1.55%(b)
  Ratio of expenses to average
    net assets (a) ............          0.98%(b)           1.01%              1.10%              1.39%(b)
  Ratio of net investment
    income to average net assets (a)     1.10%(b)           0.96%              0.87%              0.80%(b)
  Portfolio turnover ..........         18.99%             30.00%             23.30%              3.07%
  Average commission rate paid (c)     $0.0164            $0.0020            $0.0030                --

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                    See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                    FOR THE PERIOD
                                                   FOR THE                           SEPTEMBER 3,
                                                  SIX MONTHS        FOR THE              1996
                                                    ENDED            YEAR           (COMMENCEMENT
                                                  APRIL 30,          ENDED        OF OPERATIONS) TO
                                                     1998         OCTOBER 31,        OCTOBER 31,
                                                 (UNAUDITED)         1997                1996
                                                 -----------      -----------     ------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000's) .........     $241,343         $213,740            $119,901
  Ratio of expenses to average net assets             1.00%(b)         0.84%               0.82%(b)
  Ratio of net investment loss to average net
    assets ...................................      (0.59%)(b)       (0.33%)             (0.11%)(b)
  Ratio of expenses to average net assets (a)         1.06%(b)         1.09%               1.10%(b)
  Ratio of net investment loss to average net
    assets (a) ...............................      (0.65%)(b)        (0.58%)            (0.39%)(b)
  Portfolio turnover  ........................       31.85%           92.18%              50.55%
  Average commission rate paid (c) ...........      $0.0567          $0.0566             $0.0093

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. See notes to financial statements.

                                 See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
REPUBLIC EQUITY FUND
REPUBLIC BOND FUND
REPUBLIC OVERSEAS EQUITY FUND
REPUBLIC OPPORTUNITY FUND

REPUBLIC FAMILY OF FUNDS:                  SUB-ADVISERS
CUSTOMER SERVICE                              REPUBLIC EQUITY FUND
  Republic National Bank of New York          Alliance Capital Management, L.P.
  452 Fifth Avenue                            1345 Avenue of the Americas
  New York, NY 10018                          New York, NY 10105
  (888) 525-5757 (Toll Free)
                                              Brinson Partners, Inc.
INVESTMENT ADVISER AND CUSTODIAN              209 South LaSalle Street
Republic National Bank of New York            Chicago, IL 60604
452 Fifth Avenue
New York, NY 10018                            REPUBLIC BOND FUND
                                              Miller Anderson & Sherrerd
ADMINISTRATOR, DISTRIBUTOR AND SPONSOR        One Tower Bridge
BISYS Fund Services                           West Conshohocken, PA 19428
3435 Stelzer Road
Columbus, OH 43219                            REPUBLIC OVERSEAS EQUITY FUND
(614) 470-8000                                Capital Guardian Trust Company
                                              11100 Santa Monica Boulevard
CUSTODIAN AND TRANSFER AGENT                  Los Angeles, CA 90025
Investors Bank & Trust Company
200 Clarendon Street -- 16th Floor            REPUBLIC OPPORTUNITY FUND
Boston, MA 02116                              MFS Institutional Advisors, Inc.
(800) 782-8183                                500 Boylston Street
                                              Boston, MA 02116
INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street N.W.
Washington, D.C. 20006


RFFRC  (6/98)